                                                                  EXHIBIT (4)(a)

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                           THE WASHINGTON POST COMPANY



                                       and



                       THE FIRST NATIONAL BANK OF CHICAGO
                                   as Trustee

                                 --------------

                                    Indenture

                              Dated as of [ ], 1998

                                 --------------




                          Providing for the Issuance of
                            Debt Securities in Series





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

                           THE WASHINGTON POST COMPANY

      Reconciliation and Tie Between Trust Indenture Act of 1939 and Indenture Provisions(*)


    TRUST INDENTURE
      ACT SECTION                                                             INDENTURE SECTION
      -----------                                                             -----------------

  Section 310(a)(1)            .....................................                709
             (a)(2)            .....................................                709
             (a)(3)            .....................................                Not Applicable
             (a)(4)            .....................................                Not Applicable
             (b)               .....................................                708
                               .....................................                710
  Section 311(a)               .....................................                713(a)
                                                                                    713(c)
             (b)               .....................................                713(b)
             (b)(2)            .....................................                803(a)(2)
                               .....................................                803(b)
  Section 312(a)               .....................................                801
                                                                                    802(a)
             (b)               .....................................                802(b)
             (c)               .....................................                802(c)
  Section 313(a)               .....................................                803(a)
             (b)               .....................................                803(b)
             (c)               .....................................                803(d)
             (d)               .....................................                803(c)
  Section 314(a)               .....................................                804
             (b)               .....................................                Not Applicable
             (c)(1)            .....................................                102
             (c)(2)            .....................................                102
             (c)(3)            .....................................                Not Applicable
             (d)               .....................................                Not Applicable
             (e)               .....................................                102

------------------------
 (*) This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

    TRUST INDENTURE
      ACT SECTION                                                             INDENTURE SECTION
      -----------                                                             -----------------

  Section 315(a)               .....................................                701(a)
             (b)               .....................................                702
                               .....................................                803(a)(6)
             (c)               .....................................                701(b)
             (d)               .....................................                701(c)
             (d)(1)            .....................................                701(a)
             (d)(2)            .....................................                701(c)(2)
             (d)(3)            .....................................                701(c)(3)
             (e)               .....................................                614
  Section 316(a)               .....................................                101
             (a)(1)(A)         .....................................                602
                               .....................................                612
             (a)(1)(B)         .....................................                613
             (a)(2)            .....................................                Not Applicable
             (b)               .....................................                608
  Section 317(a)(1)            .....................................                603
             (a)(2)            .....................................                604
             (b)               .....................................                1103
  Section 318(a)               .....................................                107

                                                                  Contents, P. 1


                              TABLE OF CONTENTS(1)






                                                                                                               PAGE
                                                                                                               ----
                                                            ARTICLE ONE

                                      Definitions and Other Provisions of General Application


SECTION 101.     Definitions...........................................................................           1
SECTION 102.     Compliance Certificates and Opinions..................................................          11
SECTION 103.     Form of Documents Delivered to Trustee................................................          11
SECTION 104.     Acts of Holders.......................................................................          12
SECTION 105.     Notices, etc., to Trustee and Company.................................................          14
SECTION 106.     Notice to Holders; Waiver.............................................................          14
SECTION 107.     Conflict with Trust Indenture Act.....................................................          15
SECTION 108.     Effect of Headings and Table of Contents..............................................          15
SECTION 109.     Successors and Assigns................................................................          15
SECTION 110.     Separability Clause...................................................................          15
SECTION 111.     Benefits of Indenture.................................................................          15
SECTION 112.     Governing Law.........................................................................          15
SECTION 113.     Legal Holidays........................................................................          15
SECTION 114.     Moneys of Different Currencies To Be Segregated.......................................          15
SECTION 115.     Payment To Be in Property Currency....................................................          16
SECTION 116.     Language of Notices, etc..............................................................          16
SECTION 117.     Changes in Exhibits...................................................................          16


                                                            ARTICLE TWO

                                                      Issuance of Securities

SECTION 201.     Creation of Securities in Amount Unlimited............................................          16
SECTION 202.     Documents Required for Issuance of Each Series of Securities Other than Medium-Term
                       Debt Securities.................................................................          16


                                                           ARTICLE THREE

                                              Issuance of Medium-Term Debt Securities

SECTION 301.     Documents Required for Issuance of Each Series of Medium-Term Debt Securities.........          20
SECTION 302.     Form of Medium-Term Debt Securities...................................................          24


---------------------
  (1) This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

                                                                  Contents, P. 2

                                                                                                              PAGE
                                                                                                              ----
                                                   ARTICLE FOUR

                                                  The Securities

SECTION 401.     Form and Denomination.................................................................        24
SECTION 402.     Execution, Delivery, Dating and Authentication........................................        24
SECTION 403.     Temporary Securities..................................................................        26
SECTION 404.     Registration, Registration of Transfer and Exchange...................................        28
SECTION 405.     Mutilated, Destroyed, Lost and Stolen Securities......................................        30
SECTION 406.     Payment of Interest; Interest Rights Preserved........................................        31
SECTION 407.     Persons Deemed Owners.................................................................        32
SECTION 408.     Cancelation...........................................................................        32
SECTION 409.     Computation of Interest...............................................................        32
SECTION 410.     Currency and Manner of Payment in Respect of Securities...............................        33
SECTION 411.     Securities in Global Form.............................................................        37



                                                   ARTICLE FIVE

                                            Satisfaction and Discharge


SECTION 501.     Satisfaction and Discharge of Indenture in Respect of Any Series of Securities........        38
SECTION 502.     Application of Trust Money............................................................        39
SECTION 503.     Satisfaction, Discharge and Defeasance of Securities of Any Series....................        39
SECTION 504.     Reinstatement.........................................................................        40
SECTION 505.     Definitions...........................................................................        41


                                                    ARTICLE SIX

                                                     Remedies

SECTION 601.     Events of Default.....................................................................        42
SECTION 602.     Acceleration of Maturity; Rescission and Annulment....................................        43
SECTION 603.     Collection of Indebtedness and Suits for Enforcement by Trustee.......................        43
SECTION 604.     Trustee May File Proofs of Claim......................................................        44
SECTION 605.     Trustee May Enforce Claims Without Possession of Securities...........................        45
SECTION 606.     Application of Money Collected........................................................        45
SECTION 607.     Limitation on Suits...................................................................        45

                                                                  Contents, P. 3

                                                                                                              PAGE
                                                                                                              ----
SECTION 608.     Unconditional Right of Holders To Receive Principal, Premium and Interest.............        46
SECTION 609.     Restoration of Rights and Remedies....................................................        46
SECTION 610.     Rights and Remedies Cumulative........................................................        46
SECTION 611.     Delay or Omission Not Waiver..........................................................        46
SECTION 612.     Control by Holders....................................................................        46
SECTION 613.     Waiver of Past Defaults...............................................................        47
SECTION 614.     Undertaking for Costs.................................................................        47
SECTION 615.     Waiver of Stay or Extension Laws......................................................        47


                                                   ARTICLE SEVEN

                                                    The Trustee


SECTION 701.     Certain Duties and Responsibilities...................................................        48
SECTION 702.     Notice of Defaults....................................................................        48
SECTION 703.     Certain Rights of Trustee.............................................................        49
SECTION 704.     Not Responsible for Recitals or Issuance of Securities................................        50
SECTION 705.     May Hold Securities...................................................................        50
SECTION 706.     Money Held in Trust...................................................................        50
SECTION 707.     Compensation and Reimbursement........................................................        50
SECTION 708.     Disqualification; Conflicting Interests...............................................        51
SECTION 709.     Corporate Trustee Required; Eligibility...............................................        51
SECTION 710.     Resignation and Removal; Appointment of Successor.....................................        51
SECTION 711.     Acceptance of Appointment by Successor................................................        53
SECTION 712.     Merger, Conversion, Consolidation or Succession to Business...........................        53
SECTION 713.     Preferential Collection of Claims Against Company.....................................        54
SECTION 714.     Judgment Currency.....................................................................        57
SECTION 715.     Appointment of Authenticating Agent...................................................        57


                                                   ARTICLE EIGHT

                                 Holders' Lists and Reports by Trustee and Company


SECTION 801.     Company To Furnish Trustee Names and Addresses of Holders.............................        59
SECTION 802.     Preservation of Information; Communications to Holders................................        60
SECTION 803.     Reports by Trustee....................................................................        60
SECTION 804.     Reports by Company....................................................................        62

                                                                  Contents, P. 4

                                                                                                              PAGE
                                                                                                              ----
                                                   ARTICLE NINE

                                   Consolidation, Merger, Conveyance or Transfer


SECTION 901.     Company May Consolidate, etc., Only on Certain Terms..................................        62
SECTION 902.     Successor Corporation Substituted.....................................................        63


                                                    ARTICLE TEN

                                              Supplemental Indentures


SECTION 1001.    Supplemental Indentures Without Consent of Holders....................................        63
SECTION 1002.    Supplemental Indentures with Consent of Holders.......................................        64
SECTION 1003.    Execution of Supplemental Indentures..................................................        65
SECTION 1004.    Effect of Supplemental Indentures.....................................................        65
SECTION 1005.    Conformity with Trust Indenture Act...................................................        65
SECTION 1006.    Reference in Securities to Supplemental Indentures....................................        65


                                                  ARTICLE ELEVEN

                                                     Covenants


SECTION 1101.    Payment of Principal, Premium and Interest............................................        66
SECTION 1102.    Maintenance of Office or Agency.......................................................        66
SECTION 1103.    Money for Securities Payments To Be Held in Trust.....................................        67
SECTION 1104.    Limitation on Secured Indebtedness....................................................        68
SECTION 1105.    Limitation on Sale and Leaseback Transactions.........................................        68
SECTION 1106.    Statement by Officers as to Default...................................................        69
SECTION 1107.    Waiver of Certain Covenants...........................................................        69
SECTION 1108.    Additional Amounts....................................................................        69


                                                  ARTICLE TWELVE

                                             Redemption of Securities


SECTION 1201.    Applicability of Article..............................................................        70
SECTION 1202.    Election To Redeem; Notice to Trustee.................................................        70
SECTION 1203.    Selection by Trustee of Securities To Be Redeemed.....................................        70
SECTION 1204.    Notice of Redemption..................................................................        71
SECTION 1205.    Deposit of Redemption Price...........................................................        71
SECTION 1206.    Securities Payable on Redemption Date.................................................        71
SECTION 1207.    Securities Redeemed in Part...........................................................        72

                                                                  Contents, P. 5

                                                                                                              PAGE
                                                                                                              ----
                                                 ARTICLE THIRTEEN

                                                   Sinking Funds


SECTION 1301.    Applicability of Article..............................................................        72
SECTION 1302.    Satisfaction of Sinking Fund Payments with Securities.................................        73
SECTION 1303.    Redemption of Securities for Sinking Fund.............................................        73


                                                 ARTICLE FOURTEEN

                                         Meetings of Holders of Securities


SECTION 1401.    Purposes for Which Meetings May Be Called.............................................        73
SECTION 1402.    Call, Notice and Place of Meetings....................................................        73
SECTION 1403.    Persons Entitled To Vote at Meetings..................................................        74
SECTION 1404.    Quorum; Action........................................................................        74
SECTION 1405.    Determination of Voting Rights; Conduct and Adjournment of Meetings...................        74
SECTION 1406.    Counting Votes and Recording Action of Meetings.......................................        75


EXHIBIT A        Form of Debt Securities
EXHIBIT B.1      Form of Certificate to be given by Person entitled to receive Bearer Security
EXHIBIT B.2      Form of Certificate to be given by Euro-clear and CEDEL S.A. in connection with the
                 Exchange of a portion of Temporary Global Security
EXHIBIT B.3      Form of Certificate to be given by Euro-clear and CEDEL S.A. to obtain Interest prior to an Exchange Date
EXHIBIT B.4      Form of Certificate to be given by Beneficial Owners to obtain Interest prior to an
                 Exchange Date
EXHIBIT B.5      Form of Confirmation to be sent to Purchasers of Bearer Securities

                  INDENTURE dated as of [ ], 1998, between THE WASHINGTON POST
            COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 1150 15th Street, N.W., Washington, D.C. 20071, and THE FIRST NATIONAL BANK OF CHICAGO, as Trustee (herein called the "Trustee"), the office of the Trustee at which at the date hereof this Indenture is principally administered being 153 W. 51st Street, New York, NY 10019.

                             RECITALS OF THE COMPANY

      The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

      All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                   ARTICLE ONE

             Definitions and Other Provisions of General Application

      SECTION 101. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation; and

            (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

      Certain terms, used principally within an Article of this Indenture, may be defined in that Article.

      "Act", when used with respect to any Holder, has the meaning specified in
Section 104.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Attributable Debt" means, as of the date of its determination, the present value (discounted semiannually at the Attributable Interest Rate) of the obligation of a lessee for rental payments pursuant to any Sale and Leaseback Transaction (reduced by the amount of the rental obligations of any sublessee of all or part of the same property) during the remaining term of such Sale and Leaseback Transaction (including any period for which the lease relating thereto has been extended), such rental payments not to include amounts payable by the lessee for maintenance and repairs, insurance, taxes, assessments and similar charges and for contingent rents (such as those based on sales). In the case of any Sale and Leaseback Transaction in which the lease is terminable by the lessee upon the payment of a penalty, such rental payments shall be considered for purposes of this definition to be the lesser of (a) the rental payments to be paid under such Sale and Leaseback Transaction until the first date (after the date of such determination) upon which it may be so terminated plus the then applicable penalty upon such termination and (b) the rental payments required to be paid during the remaining term of such Sale and Leaseback Transaction (assuming such termination provision is not exercised).

      "Attributable Interest Rate" means, as of the date of its determination, the weighted average of the interest rates (or the effective rate in the case of Original Issue Discount Securities or discount securities) of all Outstanding Securities and all securities issued and outstanding (as defined in the 1985 Indenture) under the 1985 Indenture to which Sections 6.05 and 6.06 of the 1985 Indenture apply (and whose application has not been waived).

      "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 715 to act on behalf of the Trustee to authenticate Securities of one or more series.

      "Authorized Newspaper" means a newspaper of general circulation in the place of publication, printed in the official language of the country of publication and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays. Whenever successive weekly publications in an Authorized Newspaper are authorized or required hereunder, they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

      "Bearer Security" means any Security which is not registered in the Security Register as to both principal and interest (including without limitation any Security in temporary or definitive global bearer form).

      "Board of Directors" means either the board of directors of the Company, any executive officer of the Company duly authorized to act in the name of or on behalf of that board or any committee consisting of two or more persons who need not be directors duly authorized to act in the name of or on behalf of that board.

      "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

      "Business Day", when used with respect to any Place of Payment or place of publication, means each day on which commercial banks and foreign exchange markets settle payments in the Place of Payment or place of publication, or as specified for a series of Securities pursuant to Section 202 or Section 301, as the case may be. Unless otherwise specified pursuant to Section 202 or Section 301, as the case may be, when used with respect to Securities bearing interest at a rate or rates determined by reference to London interbank offered rates for deposits in U.S. Dollars, "Business Day" shall exclude any day on which commercial banks and foreign exchange markets do not settle payments in London.

      "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

      "Common Depositary" has the meaning specified in Section 403.

      "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

      "Company Request", "Request of the Company", "Company Order" or "Order of the Company" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

      "Component Currency" has the meaning specified in Section 410(i).

      "Consolidated Net Worth" means, at the date of any determination, the consolidated stockholders' or owners' equity of the Company and its subsidiaries, determined on a consolidated basis in accordance with GAAP consistently applied.

      "Conversion Date" has the meaning specified in Section 410(e).

      "Conversion Rate" has the meaning specified in Section 714.

      "Corporate Trust Office" means the office of the Trustee in New York, New York, at which at any particular time its corporate trust business shall be administered, which office at the date hereof is 153 W. 51st Street, New York, NY 10019, except that with respect to the presentation of Securities (or Coupons, if any, representing an installment of interest) for payment or for registration of transfer and exchange, such term shall mean the office or the agency of the Trustee in said city at which at any particular time its corporate agency business shall be conducted.

      "corporation" includes corporations, associations, companies and business trusts.

      "Coupon" or "coupon" means any interest coupon appertaining to a Bearer Security.

      "Defaulted Interest" has the meaning specified in Section 406.

      "Discharged" has the meaning specified in Section 505.

      "Dollar" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      "Dollar Equivalent of the Currency Unit" has the meaning specified in
Section 410(h).

      "Dollar Equivalent of the Foreign Currency" has the meaning specified in
Section 410(g).

      "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

      "Euro-clear" means the operator of the Euro-clear System.

      "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

      "Event of Default" has the meaning specified in Section 601.

      "Exchange Rate Agent" means the entity appointed by the Company pursuant to Section 104(g). Unless otherwise specified as contemplated by Section 202 or
Section 301, as the case may be, the Luxembourg Stock Exchange shall act as Exchange Rate Agent for purposes of Section 410 in the case of each series of Securities listed on the Luxembourg Stock Exchange.

      "Exchange Rate Officers' Certificate" means a telecopy or tested telex or a certificate setting forth (i) the applicable Official Currency Unit Exchange Rate and (ii) the Dollar or Foreign Currency or currency unit amounts of principal, premium, if any, and interest, if any, respectively (on an aggregate basis and on the basis of a Security having a principal amount of 1,000 units in the relevant currency or currency unit), payable on the basis of such Official Currency Unit Exchange Rate, sent (in the case of a telecopy or telex) or executed (in the case of a certificate) by the Controller or any Assistant Controller or by the Treasurer or any Assistant Treasurer of the Company and delivered to the Trustee; such telecopy, tested telex or certificate need not comply with Section 102.

      "Foreign Currency" means a currency issued by the government of any country other than the United States of America.

      "Foreign Government Securities" has the meaning specified in Section 505.

      "Funded Debt" means any Indebtedness maturing by its terms more than one year from the date of the issuance thereof, including any Indebtedness renewable or extendible at the option of the obligor to a date later than one year from the date of the original issuance thereof.

      "Holder" or "holder" means, with respect to a Registered Security, the Person in whose name at the time a particular Registered Security is registered in the Security Register and, with respect to a Bearer Security and/or a Coupon, the bearer thereof.

      "Indebtedness" of any corporation means all indebtedness representing money borrowed which is created, assumed, incurred or guaranteed in any manner by such corporation or for which such corporation is otherwise responsible or liable (whether by agreement to purchase indebtedness of, or to supply funds to or invest in, others).

      "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 202 and Section 301, as the case may be.

      "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

      "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

      "Lien" means any mortgage, pledge, security interest, lien, charge or other encumbrance, but does not include any of the foregoing types of encumbrances that are incidental to the conduct of the business of the Company or any Restricted Subsidiary or the ownership of the property and assets of any of them and that were not incurred in connection with the incurrence of any Indebtedness. Such incidental encumbrances that are to be excluded from the term "Liens" include without limitation: pledges or deposits made to secure obligations of the Company or a Restricted Subsidiary under workmen's compensation laws or similar legislation; liens imposed by law, such as materialmen's, mechanics', carriers', workmen's, vendors', repairmen's or other like liens incurred in the ordinary course of business; governmental (Federal, state or municipal) liens arising out of contracts for the purchase of products of the Company or a Restricted Subsidiary, and deposits or pledges to obtain the release of any of the foregoing liens; liens created by or resulting from any litigation or legal proceeding that is currently being contested in good faith by appropriate proceedings; leases made or existing on Principal Property entered into in the ordinary course of business by the Company or a Restricted Subsidiary; landlords' liens under leases of Principal Property to which the Company or a Restricted Subsidiary is a party; zoning restrictions, easements, licenses or restrictions on the use of Principal Property or minor irregularities in the title thereto; deposits in connection with bids, tenders or contracts (other than for the payment of money) to which the Company or any Restricted Subsidiary is a party; deposits to secure public or statutory obligations of the Company or any Restricted Subsidiary; deposits in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters; deposits of cash or obligations of the United States of America to secure surety, appeal or customs bonds to which the Company or any Restricted Subsidiary is a party; and liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings.

      "Market Exchange Rate" has the meaning specified in Section 410(i).

      "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

      "Medium-Term Debt Securities" has the meaning specified in Section 301.

      "Medium-Term Debt Securities Certificate" shall mean a certificate signed by the Chairman of the Board, the President, any Vice President, the Treasurer, the Controller, any Secretary or Assistant Treasurer, Assistant Controller or Assistant Secretary of the Company, or any other employee of the Company designated by a Board Resolution as having the authority to deliver a Medium-Term Debt Securities Certificate hereunder.

      "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or any Vice President, and by the Treasurer, the Controller, the Secretary or any Assistant Treasurer, Assistant Controller or Assistant Secretary, of the Company, and delivered to the Trustee. Each such Officers' Certificate shall contain the statements provided in Section 102 if and to the extent required by the provisions of such Section.

      "Official Currency Unit Exchange Rate" means, with respect to any payment to be made hereunder, the exchange rate between the relevant currency unit and the currency or currency unit of payment calculated by the Exchange Rate Agent for the Securities of the relevant series (in the case of ECU, reported by the Commission of the European

Communities and on the date hereof based on the rates in effect at 2:30 p.m., Brussels time, on the exchange markets of the Component Currencies of ECU), on the Business Day (in the city in which such Exchange Rate Agent has its principal office) immediately preceding delivery of any Exchange Rate Officers' Certificate.

      "Opinion of Counsel" means a written opinion of counsel, who may be counsel for or an employee of the Company. Each Opinion of Counsel shall contain the statements provided in Section 102 if and to the extent required by the provisions of such Section.

      "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 602.

      "Outstanding" or "outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (i) Securities theretofore canceled by the Trustee or delivered or deemed delivered to the Trustee for cancelation;

            (ii) Securities for whose payment or redemption money in the necessary amount and in the required currency or currency unit has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

            (iii) Securities which have been paid pursuant to Section 405 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Outstanding Securities or the number of votes entitled to be cast by each Holder of a Security in respect of such Security at any such meeting, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 602, (ii) the principal amount of a Security denominated in a Foreign Currency or currency unit shall be the Dollar equivalent obtained by converting the specified Foreign Currency or currency unit into Dollars at the Market Exchange Rate on the date of such determination (or, in the case of a Security denominated in a currency unit for which there is no Market Exchange Rate, the Dollar equivalent obtained by adding together the results obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate for each such Component Currency on the date of such determination) of the principal amount (or, in the case of an Original Issue Discount Security, of the amount determined as provided in (i) above) of such Security, and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

      "Paying Agent" means the Trustee or any other Person authorized by the Company to pay the principal of (and premium, if any) or interest, if any, on any Securities on behalf of the Company.

      "Person" or "person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest, if any, on the Securities of that series are payable as specified in accordance with Section 202 or Section 301, as the case may be.

      "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 405 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

      "Principal Property" means all land, land improvements, buildings, machinery and equipment constituting a manufacturing facility, a printing facility, a warehouse facility, a distribution facility, a television broadcast facility, a cable television facility or an office facility (including any portion thereof) which facility (a) is owned by or leased to the Company or any Restricted Subsidiary, (b) is located within the United States, and (c) has an acquisition cost plus capitalized improvements in excess of 1% Consolidated Net Worth as of the date of such determination, other than (i) any such facility, or portion thereof, which has been financed by obligations issued by or on behalf of a state, a Territory or a possession of the United States, or any political subdivision of any of the foregoing, or the District of Columbia, the interest on which is, or at the time of issuance of such obligations was determined by counsel to be, excludable from the gross income of the holders thereof (other than a "substantial user" of such facility or a "related person" as those terms were used in Section 147 of the Internal Revenue Code of 1986 (the "Code")) pursuant to the provisions of Section 103 and related Sections of the Code (or any similar provisions hereafter enacted) as in effect at the time of issuance of such obligations, (ii) any such facility which the Board of Directors may by Board Resolution declare is not of material importance to the Company and the Restricted Subsidiaries taken as a whole, and (iii) any such facility, or portion thereof, owned or leased jointly or in common with one or more Persons other than the Company and any Subsidiary and in which the interest of the Company and all Subsidiaries does not exceed 50%.

      "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

      "Redemption Price", when used with respect to any Security to be redeemed, means the price, in the currency or currency unit in which such Security is payable, at which it is to be redeemed pursuant to this Indenture.

      "Registered Security" means any Security registered in the Security Register (including without limitation any Security in temporary or definitive global registered form).

      "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 202 or Section 301, as the case may be, which date shall be, unless otherwise specified pursuant to Section 202 or
Section 301, as the case may be, the fifteenth day preceding such Interest Payment Date, whether or not such day shall be a Business Day.

      "Required Currency" has the meaning specified in Section 115.

      "Responsible Trust Officer", when used with respect to the Trustee, means the chairman or any vice chairman of the board of directors, the chairman or any vice chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

      "Restricted Securities" means any shares of the capital stock or Indebtedness of any Restricted Subsidiary.

      "Restricted Subsidiary" means any Subsidiary (a) which has substantially all its property and transacts substantially all its business within the United States of America, and (b) which owns or is a lessee of any Principal Property; provided, however, that the term "Restricted Subsidiary" shall not include any Subsidiary (i) which is acquired or organized after [date of Indenture] for the purpose of acquiring the stock, business or assets of any Person other than the Company or any Restricted Subsidiary (whether such acquisition is effected by merger, consolidation, acquisition of stock or assets, or any other transaction analogous in purpose and effect), and (ii) which has (together with its consolidated subsidiaries and after intercompany eliminations) consolidated total assets of not more than 10% of the consolidated total assets of the Company and its subsidiaries (including such Subsidiary), all as determined in accordance with generally accepted accounting principles and, at the Company's election, as of the date of such acquisition of stock, business or assets (and after giving effect thereto) or within 30 days after such date.

      "Sale and Leaseback Transaction" means any arrangement with any Person providing for the leasing by the Company or any Restricted Subsidiary of any Principal Property (whether such Principal Property is now owned or hereafter acquired) that has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person, other than (a) temporary leases for a term, including renewals at the option of the lessee, of not more than three years; (b) leases between the Company and a Restricted Subsidiary or between Restricted Subsidiaries; and (c) leases of Principal Property executed by the time of, or within 180 days after the latest of, the acquisition, the completion of construction or improvement (including any improvements on property which will result in such property becoming Principal Property), or the commencement of commercial operation of such Principal Property.

      "Secured Indebtedness" means (a) Indebtedness of the Company or a Restricted Subsidiary which is secured by any Lien upon any Principal Property or Restricted Securities and (b) Indebtedness of the Company or a Restricted Subsidiary in respect of any conditional sale or other title retention agreement covering Principal Property or Restricted Securities; but "Secured Indebtedness" shall not include any of the following:

            (i) Indebtedness of the Company and the Restricted Subsidiaries outstanding on [date of Indenture] secured by then existing Liens upon, or incurred in connection with conditional sales agreements or other title retention agreements with respect to, Principal Property or Restricted Securities;

            (ii) Indebtedness which is secured by (A) purchase money Liens upon Principal Property or Restricted Securities acquired after [date of Indenture], or (B) Liens placed on Principal Property after [date of Indenture], during construction or improvement thereof (including any improvements on property which resulted or will result in such property becoming Principal Property) or placed thereon within 180 days after the later of acquisition, completion of construction or improvement or the commencement of commercial operation of such Principal Property or improvement, or placed on Restricted Securities acquired after [date of Indenture], or (C) conditional sale agreements or other title retention agreements with respect to any Principal Property or Restricted Securities acquired after [date of Indenture], if (in each case referred to in this subparagraph (ii)) (x) such Lien or agreement secures all or any part of the Indebtedness incurred for the purpose of financing all or any part of the purchase price or cost of construction of such Principal Property or improvement or Restricted Securities and (y) such Lien or agreement does not extend to any Principal Property or Restricted Securities other than the Principal Property or Restricted Securities so acquired or the Principal Property, or portion thereof, on which the property so constructed, or such improvement, is located; PROVIDED, HOWEVER, that the amount by which the aggregate principal amount of Indebtedness secured by any such Lien or agreement exceeds the cost to the Company or such Restricted Subsidiary of the related acquisition, construction or improvement shall be considered to be "Secured Indebtedness";

            (iii) Indebtedness which is secured by Liens on Principal Property or Restricted Securities, which Liens exist at the time of acquisition (by any manner whatsoever) of such Principal Property or Restricted Securities by the Company or a Restricted Subsidiary;

            (iv) Indebtedness, whether secured by any Lien or not, of Restricted Subsidiaries owing to the Company or any other Restricted Subsidiary and Indebtedness of the Company owing to any Restricted Subsidiary;

            (v) in the case of any corporation which shall have become or becomes (by any manner whatsoever), as the case may be, a Restricted Subsidiary after [date of Indenture], Indebtedness which is secured by Liens upon, or conditional sale agreements or other title retention agreements with respect to, its property which constitutes Principal Property or Restricted Securities, which Liens shall have existed or exist, as the case may be, at the time such corporation shall have become or becomes, as the case may be, a Restricted Subsidiary;

            (vi) guarantees by the Company of Secured Indebtedness and Attributable Debt of any Restricted Subsidiaries and guarantees by a Restricted Subsidiary of Secured Indebtedness and Attributable Debt of the Company and any other Restricted Subsidiaries;

            (vii) Indebtedness arising from any Sale and Leaseback Transaction;

            (viii) Indebtedness secured by Liens on property of the Company or a Restricted Subsidiary in favor of the United States of America, any state, Territory or possession thereof, or in the District of Columbia, or any department, agency or instrumentality or political subdivision of the United States of America or any state, Territory or possession thereof, or the District of Columbia, or in favor of any other country or any political subdivision thereof, if such Indebtedness was incurred for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such Liens; PROVIDED, HOWEVER, that the amount by which the aggregate principal amount of Indebtedness secured by any such Lien exceeds the cost to the Company or such Restricted Subsidiary of the related acquisition or construction shall be considered to be "Secured Indebtedness"; and

            (ix) the replacement, extension or renewal (or successive replacements, extensions or renewals) of any Indebtedness (in whole or in part) excluded from the definition of "Secured Indebtedness" by subparagraphs (i) through (viii) above; PROVIDED, HOWEVER, that no Lien securing, or conditional sale or title retention agreement with respect to, such Indebtedness shall extend to or cover any Principal Property or any Restricted Securities, other than such property which secured the Indebtedness so replaced, extended or renewed (plus improvements on or to any such Principal Property); PROVIDED FURTHER, HOWEVER, that to the extent that such replacement, extension or renewal increased or increases the principal amount of Indebtedness plus any accrued and unpaid interest or capitalized interest payable thereon secured by such Lien or was or is in a principal amount in excess of the principal amount of Indebtedness plus any accrued and unpaid interest or capitalized interest payable thereon excluded from the definition of "Secured Indebtedness" by subparagraphs (i) through (viii) above, the amount of such increase or excess shall be considered to be "Secured Indebtedness".

In no event shall the foregoing provisions be interpreted to mean or their operation to cause the same Indebtedness to be included more than once in the calculation of "Secured Indebtedness" as that term is used in this Indenture.

      "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities (including Medium-Term Debt Securities) authenticated and delivered under this Indenture and, in the case of any Beater Security, shall include where appropriate any Coupons appertaining thereto.

      "Security Register" has the meaning specified in Section 404.

      "Security Registrar" means the Person appointed as the initial Security Registrar in Section 404 or any Person appointed by the Company as a successor or replacement Security Registrar.

      "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 406.

      "Specified Amount" has the meaning specified in Section 410(i).

      "Stated Maturity", when used with respect to any Security (or Coupon, if any, representing an installment of interest) or any installment of principal thereof or interest thereon, means the date specified in such Security (or Coupon) as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

      "Subsidiary" means any corporation a majority of the Voting Shares of which are at the time owned or controlled, directly or indirectly, by the Company or by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

      "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

      "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and as in force at the date as of which this instrument was executed, except as provided in Section 1005.

      "United States" means the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

      "U.S. Government Obligations" has the meaning specified in Section 505.

      "Valuation Date" has the meaning specified in Section 410(e).

      "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

      "Voting Shares" means, as to shares of a particular corporation, outstanding shares of stock of any class of such corporation entitled to vote in the election of directors, excluding shares entitled so to vote only upon the happening of some contingency.

      SECTION 102. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

      Unless expressly otherwise specified with respect to any certificate or opinion provided for in this Indenture, every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than annual certificates provided pursuant to Section 1106) shall include:

            (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.

      SECTION 103. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      SECTION 104. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities of any series may be embodied in and evidenced by (i) one or more instruments of substantially similar tenor signed by such Holders in person or by proxies duly appointed in writing, (ii) the record of such Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fourteen, or (iii) a combination of any such record and one or more instruments of substantially similar tenor signed by such Holders in person or by proxies duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such record and/or instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such record or instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such proxy shall be sufficient for any purpose of this Indenture and (subject to Section 701) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1406.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

      (c) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed by any trust company, bank, banker or other depository, wherever situated, showing that at the date therein mentioned such Person had on deposit with such depository, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, (2) such Bearer Security is produced to the Trustee by some other Person, (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding.

      (d) The fact and date of execution of any such instrument or writing pursuant to clause (c) above, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this clause.

      (e) The principal amount and serial numbers of Registered Securities held by any Person and the date of holding the same shall be proved by the Security Register.

      (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of a Holder shall bind every future Holder of the same Security and/or Coupon and the Holder of every Security and/or Coupon issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security and/or Coupon.

      (g) Whenever any Act is to be taken hereunder by the Holders of two or more series of Securities denominated in different currencies (or currency units), then, for the purpose of determining the principal amount of Securities held by such Holders, the aggregate principal amount of the Securities denominated in a Foreign Currency (or any currency unit) shall be deemed to be that amount determined by the Company or by an authorized Exchange Rate Agent and evidenced to the Trustee by an Officers' Certificate as of the date the taking of such Act by the Holders of the requisite percentage in principal amount of the Securities is evidenced to the Trustee to be equal to the Dollar equivalent obtained by converting the specified Foreign Currency or currency unit into Dollars at the Market Exchange Rate on such date (or, in the case of a Security denominated in a currency unit for which there is no Market Exchange Rate, the Dollar equivalent obtained by adding together the results obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate for each such Component Currency on such date) of the principal amount (or, in the case of an Original Issue Discount Security, the principal amount thereof that would be due and payable as of the declaration of acceleration of the Maturity thereof pursuant to Section 602) of such Security. An Exchange Rate Agent may be authorized in advance or from time to time by the Company. Any such determination by the Company or by any such Exchange Rate Agent shall be conclusive and binding on all Holders, the Company and the Trustee, and neither the Company nor any such Exchange Rate Agent shall be liable therefor in the absence of bad faith.

      (h) If the Company shall solicit from the Holders of Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

      SECTION 105. Notices, etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and delivered in person or by any other means to the Trustee at its Corporate Trust Office, or

            (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and delivered in person, mailed, first-class postage prepaid, or sent by overnight courier or, until such time as the Company shall have notified the Trustee in writing that it shall no longer accept delivery of notice by telecopy or telex, given by telecopy or by telex (with answerback received) to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, or at its telecopy or telex number from time to time furnished in writing to the Trustee expressly for purposes of this Indenture, Attention: Secretary.

      SECTION 106. Notice to Holders; Waiver. (a) Where this Indenture provides for notice to Holders of any event:

            (i) if any of the Securities affected by such event are Registered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided or unless otherwise specified in such Securities) if in writing and delivered in person, mailed, first-class postage prepaid or sent by overnight courier, to each Holder affected by such event, at his address as it appears in the Security Register, within the time prescribed for the giving of such notice, and

            (ii) if any of the Securities affected by such event are Bearer Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided or unless otherwise specified in such Securities) if (A) published once in an Authorized Newspaper in New York City and London and, if applicable, in Luxembourg or such other place of publication as may be required pursuant to the rules and regulations of any securities exchange on which such Securities are listed, and (B) delivered in person, mailed, first-class postage prepaid or sent by overnight courier to such Persons whose names were previously filed with the Trustee, within the time prescribed for the giving of such notice.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Registered Securities in the manner specified above, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder.

      (b) In any case where notice to a Holder of Registered Securities is given in any manner specified in paragraph (a) above, such notice shall be conclusively presumed to have been duly given, whether or not such Holder receives such notice. In any case where notice to Holders of Registered Securities is given in any manner specified in paragraph (a) above, neither the failure to deliver, mail or send such notice, nor any defect in any notice so mailed or sent, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Neither the failure to give notice by publication to Holders of Bearer Securities as provided in paragraph (a) above, nor any defect in any notice so published, shall affect the sufficiency of any notice to Holders of Registered Securities given as provided herein.

      (c) Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      SECTION 107. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c) thereof, such imposed duties shall control.

      SECTION 108. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      SECTION 109. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

      SECTION 110. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      SECTION 111. Benefits of Indenture. Nothing in this Indenture or in the Securities or Coupons, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

      SECTION 112. Governing Law. THIS INDENTURE AND THE SECURITIES AND COUPONS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      SECTION 113. Legal Holidays. Except as otherwise specified as contemplated by Section 202 or Section 301, as the case may be, in any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or Coupon shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of such Security or Coupon) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, as the case may be, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to the next succeeding Business Day at such Place of Payment.

      SECTION 114. Moneys of Different Currencies To Be Segregated. The Trustee shall segregate moneys, funds and accounts held by the Trustee hereunder in one currency (or currency unit) from any moneys, funds or accounts in any other currencies (or currency units), notwithstanding any provision herein which would otherwise permit the Trustee to commingle such amounts.

      SECTION 115. Payment To Be in Proper Currency. In the case of any Security denominated in any particular currency or currency unit (the "Required Currency"), subject to applicable law and except as otherwise provided herein, therein or in or pursuant to the related Board Resolution, Medium-Term Debt Securities Certificate or supplemental indenture, the obligation of the Company to make any payment of principal, premium or interest thereon shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency or currency unit other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee's timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is made in other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such other currency or currency unit for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall be liable for any shortfall or delinquency in the full amount of the Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor. The Company hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of the Required Currency then due and payable

      SECTION 116. Language of Notices, etc. Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

      SECTION 117. Changes in Exhibits. At any time and from time to time, the Company may substitute a new form, or add new forms, of the Exhibits hereto. Such substitution shall be effective upon receipt by the Trustee of such new form of Exhibit and a Board Resolution or Officers' Certificate adopting such new form of Exhibit, and thereafter all references in this Indenture to such Exhibit shall be deemed to refer to such new form of Exhibit.

                                   ARTICLE TWO

                             Issuance of Securities

      SECTION 201. Creation of Securities in Amount Unlimited. An unlimited aggregate principal amount of Securities may be issued pursuant to this Article Two and, in the case of Medium-Term Debt Securities, pursuant to Article Three. The Securities (including Medium-Term Debt Securities) may be authenticated and delivered, as authorized by the Board of Directors, in an unlimited number of series.

      SECTION 202. Documents Required for Issuance of Each Series of Securities Other than Medium-Term Debt Securities. At any time and from time to time, Securities of each series created pursuant to the provisions of this Article Two may be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and shall be authenticated by the Trustee and delivered to, or upon the order of, the Company upon receipt by the Trustee of the following:

            (a) A Board Resolution or Board Resolutions authorizing the execution, authentication and delivery of the Securities of the series, and specifying:

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

                  (2) any limit upon the aggregate principal amount of the
            Securities of the series which may be authenticated and delivered under this Article Two (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 403, 404, 405, 1006 or 1207 and except for any Securities which, pursuant to Section 402, are deemed never to have been authenticated and delivered hereunder);

                  (3) the date or dates on which the principal (and premium, if any) of any of the Securities of the series are payable or the method of determination thereof;

                  (4) the rate or rates, or the method of determination thereof, at which any of the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Registered Securities on any Interest Payment Date;

                  (5) the place or places where the principal of (and premium, if any) and interest, if any, on any of the Securities and Coupons, if any, of the series shall be payable and the office or agency for the Securities of the series maintained by the Company pursuant to
            Section 1102;

                  (6) the period or periods within which, the price or prices at which and the terms and conditions upon which any of the Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                  (7) the terms of any sinking fund and the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part;

                  (8) the terms of the obligation of the Company, if any, to permit the conversion of the Securities of the series into stock or other securities of the Company or of any other corporation;

                  (9) the terms, if any, for the attachment to Securities of the series of warrants, options or other rights to purchase or sell stock or other securities of the Company;

                  (10) if other than denominations of $1,000 and in any integral multiple thereof, if Registered Securities, and $5,000, if Bearer Securities, for Securities denominated in Dollars, the denominations in which the Securities of the series shall be issuable;

                  (11) if other than the principal amount thereof, the portion of the principal amount of any of the Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 602;

                  (12) the application, if any, of Section 503, or such other means of satisfaction and discharge as may be specified for the Securities and Coupons, if any, for a series;

                  (13) any deletions or modifications of or additions to the
            Events of Default set forth in Section 601 or covenants of the Company set forth in Article Nine or Eleven pertaining to the Securities of the series (including without limitation whether the provisions of Section 1104 or Section 1105 shall not be applicable to the Securities of the series);

                  (14) the forms of the Securities and Coupons, if any, of the series;

                  (15) if other than Dollars, the currency or currencies, or currency unit or units, in which the Securities of such series will be denominated and/or in which payment of the principal of (and premium, if any) and interest, if any, on any of the Securities of the series shall be payable and the Exchange Rate Agent, if any, for such series;

                  (16) if the principal of (and premium, if any) or interest, if any, on any of the Securities of the series are to be payable at the election of the Company or a Holder thereof, or under some or all other circumstances, in a currency or currencies, or currency unit or units, other than that in which the Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made, or the other circumstances under which any of the Securities are to be so payable, including without limitation the application of Section 410(b) and any deletions to, modifications of or additions to the provisions thereof, and any provision requiring the Holder to bear currency exchange costs by deduction from such payments;

                  (17) if the amount of payments of principal of (and premium, if any) or interest, if any, on any of the Securities of the series may be determined with reference to an index based on (i) a currency or currencies or currency unit or units other than that in which such Securities are stated to be payable or (ii) any method, not inconsistent with the provisions of this Indenture, specified in or pursuant to such Board Resolution, then in each case (i) and (ii) the manner in which such amounts shall be determined;

                  (18) whether the Securities of the series are to be issued as
            Registered Securities or Bearer Securities (with or without Coupons), or any combination thereof, whether Bearer Securities may be exchanged for Registered Securities of the series and whether Registered Securities may be exchanged for Bearer Securities of the series (if permitted by applicable laws and regulations) and the circumstances under which and the place or places where any such exchanges, if permitted, may be made; and whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in definitive global form with or without Coupons and, if so, whether beneficial owners of interests in any such definitive global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which and the place or places where any such exchanges may occur, if other than in the manner provided in Section 404;

                  (19) if the Securities and Coupons, if any, of the series are to be issued upon the exercise of warrants, the time, manner and place for such Securities and Coupons, if any, to be authenticated and delivered;

                  (20) whether and under what circumstances and with what
            procedures and documentation the Company will pay additional amounts on any of the Securities and Coupons, if any, of the series to any Holder who is not a U.S. Person (including a definition of such term), in respect of any tax assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay additional amounts (and the terms of any such option);

                  (21) the Person to whom any interest on any Registered
            Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular

            Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the Coupons appertaining thereto as they severally mature and the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 403; and

                  (22) any other terms of any of the Securities of the series
            (which terms shall not be inconsistent with the provisions of this Indenture).

            If any of the terms of the series are established by action taken pursuant to a Board Resolution or Board Resolutions, an Officers' Certificate certifying as to such action also shall be delivered to the Trustee.

            (b) In case the Securities of the series to be authenticated and delivered are to be created pursuant to one or more supplemental indentures, such supplemental indenture or indentures, accompanied by a Board Resolution or Board Resolutions authorizing such supplemental indenture or indentures and designating the new series to be created and prescribing pursuant to paragraph (a) above, consistent with the applicable provisions of this Indenture, the terms and provisions relating to the Securities of the series.

            (c) Either (i) a certificate or other official document evidencing the due authorization, approval or consent of any governmental body or bodies, at the time having jurisdiction in the premises, together with an Opinion of Counsel that the Trustee is entitled to rely thereon and that the authorization, approval or consent of no other governmental body is required, or (ii) an Opinion of Counsel that no authorization, approval or consent of any governmental body is required.

            (d) An Opinion of Counsel that all instruments furnished the Trustee conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver the Securities and to deliver the Coupons, if any, of the series; that all conditions precedent provided for in this Indenture relating to the authentication and delivery of the Securities and delivery of the Coupons, if any, of the series have been complied with and the Company is duly entitled to the authentication and delivery of the Securities and Coupons, if any, of the series in accordance with the provisions of this Indenture; that all laws and requirements with respect to the form and execution by the Company of the supplemental indenture, if any, and the execution and delivery by the Company of the Securities and Coupons, if any, of the series have been complied with; that the Company has corporate power to execute and deliver the supplemental indenture, if any, and to issue the Securities and Coupons, if any, of the series and has duly taken all necessary corporate action for those purposes; and that the supplemental indenture, if any, as executed and delivered and the Securities and Coupons, if any, of the series, when issued, will be the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect, the enforceability of the Company's obligations also being subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law)); that the Securities and Coupons, if any, of the series, when issued, will be entitled to the benefits of this Indenture, equally and ratably with all other Securities and Coupons, if any, of such series theretofore issued and then outstanding hereunder; and that the amount of Securities then outstanding under this Indenture, including the Securities of the series, will not exceed the amount at the time permitted by law or this Indenture.

            (e) An Officers' Certificate stating that the Company is not in default under this Indenture and that the issuance of the Securities and Coupons, if any, of the series will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Company's certificate of incorporation or by-laws or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Company is a party or by which it may be bound or to which it may be subject; and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Securities and Coupons, if any, of the series have been complied with.

            (f) Such other documents as the Trustee may reasonably require.

                                  ARTICLE THREE

                     Issuance of Medium-Term Debt Securities

      SECTION 301. Documents Required for Issuance of Each Series of Medium-Term Debt Securities. At any time, and from time to time, Securities (sometimes referred to herein as "Medium-Term Debt Securities") of each series created pursuant to the provisions of this Article Three may be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered to, or upon the order of, the Company upon receipt by the Trustee of the following:

            (a) A Board Resolution or Board Resolutions authorizing the execution, authentication and delivery of Medium-Term Debt Securities up to a specified aggregate principal amount, in such series and subject to such terms as shall be established by officers of the Company authorized by such resolutions to establish such series and terms.

            (b) A Medium-Term Debt Securities Certificate requesting the Trustee to authenticate and deliver Medium-Term Debt Securities of a series as contemplated by Section 402, and specifying the following terms with respect to the Medium-Term Debt Securities of the particular series, authorized pursuant to the Board Resolution or Board Resolutions referred to in paragraph (a) above:

                  (1) the title of the Medium-Term Debt Securities of the series
            (which shall distinguish the Medium-Term Debt Securities of the series from all other Securities);

                  (2) the date of the Medium-Term Debt Securities of the series;

                  (3) any limit upon the aggregate principal amount of the
            Medium-Term Debt Securities of the series which may be authenticated and delivered under this Article Three (except for Medium-Term Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Medium-Term Debt Securities of the series pursuant to Section 403, 404, 405, 1006 or 1207 and except for any Medium-Term Debt Securities which, pursuant to Section 402, are deemed never to have been authenticated and delivered hereunder);

                  (4) the date or dates on which the principal (and premium, if any) of any of the Medium-Term Debt Securities of the series are payable or the method of determination thereof, which in any event may not be less than nine months subsequent to the date of the first authentication of Medium-Term Debt Securities of the series;

                  (5) the rate or rates, or the method of determination thereof, at which any of the Medium-Term Debt Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Medium-Term Debt Securities of the series that are Registered Securities on any Interest Payment Date;

                  (6) the place or places where the principal of (and premium, if any) and interest, if any, on any of the Medium-Term Debt Securities and Coupons, if any, of the series shall be payable and the office or agency for the Medium-Term Debt Securities of the series maintained by the Company pursuant to Section 1102;

                  (7) the period or periods within which, the price or prices at which and the terms and conditions upon which any of the Medium-Term Debt Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                  (8) the terms of any sinking fund and the obligation, if any, of the Company to redeem or purchase Medium-Term Debt Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Medium-Term Debt Securities of the series shall be redeemed or purchased, in whole or in part;

                  (9) the terms of the obligation of the Company, if any, to permit the conversion of the Medium-Term Debt Securities of the series into stock or other securities of the Company or of any other corporation;

                  (10) the terms, if any, for the attachment to Medium-Term Debt
            Securities of the series of warrants, options or other rights to purchase or sell stock or other securities of the Company;

                  (11) if other than denominations of $1,000 and in any integral multiple thereof, if Registered Securities, and $5,000 if Bearer Securities, for Medium-Term Debt Securities denominated in Dollars, the denominations in which the Medium-Term Debt Securities of the series shall be issuable;

                  (12) if other than the principal amount thereof, the portion of the principal amount of any of the Medium-Term Debt Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 602;

                  (13) the application, if any, of Section 503, or such other means of satisfaction and discharge as may be specified for the Medium-Term Debt Securities and Coupons, if any, of the series;

                  (14) any deletions or modifications of or additions to the
            Events of Default set forth in Section 601 or covenants of the Company set forth in Article Nine or Eleven pertaining to the Medium-Term Debt Securities of the series (including without limitation whether the provisions of Section 1104 or Section 1105 shall not be applicable to the Medium-Term Debt Securities of the series);

                  (15) if other than Dollars, the currency or currencies, or currency unit or units, in which the Medium-Term Debt Securities of the series will be denominated and/or in which payment of the principal of (and premium, if any) and interest, if any, on any of the Medium-Term Debt Securities of the series shall be payable and the Exchange Rate Agent, if any, for such series;

                  (16) if the principal of (and premium, if any) or interest, if any, on any of the Securities of the series are to be payable at the election of the Company or Holder thereof, or under some or all other circumstances, in a currency or currencies, or currency unit or units, other than that in which the Medium-Term Debt Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made, or the other circumstances under which any of the Medium-Term Debt Securities are to be so payable, including without limitation the application of Section 410(b) and any deletions to, modification of or additions to the provisions thereof, and any provision requiring the Holder to bear currency exchange costs by deduction from such payments;

                  (17) if the amount of payments of principal of (and premium, if any) or interest, if any, on any of the Medium-Term Debt Securities of the series may be determined with reference to an index based on (i) a currency or currencies or currency unit or units other than that in which such Securities are stated to be payable or (ii) any method, not inconsistent with the provisions of this Indenture, specified in or pursuant to such Board Resolution, then in each case (i) and (ii) the manner in which such amounts shall be determined;

                  (18) whether the Medium-Term Debt Securities of the series are to be issued as Registered Securities or Bearer Securities (with or without Coupons), or any combination thereof, whether Bearer Securities may be exchanged for Registered Securities of the series and whether Registered Securities may be exchanged for Bearer Securities of the series (if permitted by applicable laws and regulations) and the circumstances under which and the place or places where any such exchanges, if permitted, may be made; and whether any Medium-Term Debt Securities of the series are to be issuable initially in temporary global form and whether any Medium-Term Debt Securities of the series are to be issuable in definitive global form with or without Coupons and, if so, whether beneficial owners of interests in any such definitive global Medium-Term Debt Security may exchange such interests for Medium-Term Debt Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which and the place or places where any such exchange may occur, if other than in the manner provided in Section 404;

                  (19) if the Medium-Term Debt Securities and Coupons, if any,
            of the series are to be issued upon the exercise of warrants, the time, manner and place for such Medium-Term Debt Securities and Coupons, if any, of the series to be authenticated and delivered;

                  (20) whether and under what circumstances and with what
            procedures and documentation the Company will pay additional amounts on any of the Medium-Term Debt Securities of the series to any Holder who is not a U.S. Person (including a definition of such term), in respect of any tax assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem such Medium-Term Debt Securities rather than pay additional amounts (and the terms of any such option);

                  (21) the Person to whom any interest on any Medium-Term Debt
            Security of the series shall be payable, if other than the Person in whose name that Medium-Term Debt Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the Coupons appertaining thereto as they severally mature and the extent to which, or the manner in which, any interest payable on a temporary global Medium-Term

            Debt Security on an Interest Payment Date will be paid if other than in the manner provided in Section 403;

                  (22) if other than the forms set forth in Exhibit A hereto, the forms of the Medium-Term Debt Securities and Coupons, if any, of the series; and

                  (23) any other terms of any of the Medium-Term Debt Securities of the series (which terms shall not be inconsistent with the provisions of this Indenture).

            Unless the Company shall be required to deliver an Officers' Certificate pursuant to paragraph (d) below in connection with the authentication of the Medium-Term Debt Securities of the series, the delivery of such Medium-Term Debt Securities Certificate to the Trustee shall be deemed to be a certification by the Company that all matters certified in the most recent Officers' Certificate delivered to the Trustee pursuant to paragraph (d) below continue to be true and correct, as if such Officers' Certificate related to the Medium-Term Debt Securities covered by such Medium-Term Debt Securities Certificate, on and as of the date of such Medium-Term Debt Securities Certificate. The delivery of such Medium-Term Debt Securities Certificate also shall be deemed to be a certification that the Board Resolution or Board Resolutions referred to in paragraph (a) above are in full force and effect on and as of the date of such Medium-Term Debt Securities Certificate and that the terms and form or forms of the Medium-Term Debt Securities and Coupons, if any, of the series have been established by an officer or officers of the Company authorized by such Board Resolution or Board Resolutions in accordance with the provisions thereof and hereof.

            (c) If (i) the Company shall not have previously delivered to the Trustee an Opinion of Counsel to the effect set forth in this paragraph
      (c) with respect to the Medium-Term Debt Securities authorized pursuant to the Board Resolution or Board Resolutions referred to in paragraph (a) above or (ii) if the Medium-Term Debt Securities Certificate referred to in paragraph (b) above specifies a means of satisfaction and discharge other than the application of Section 503 with respect to the series of Medium-Term Debt Securities to which such Medium-Term Debt Securities Certificate relates, an Opinion of Counsel that the Medium-Term Debt Securities have been duly authorized by resolutions of the Board of Directors of the Company, subject to the establishment of certain terms of the Medium-Term Debt Securities and Coupons, if any, of the series by officers of the Company authorized by such resolutions to establish such terms, that when the terms of the Medium-Term Debt Securities and Coupons, if any, of the series have been established as provided in such resolutions and in this Indenture and the Medium-Term Debt Securities and Coupons, if any, of the series have been executed, authenticated and delivered in accordance with the provisions of this Indenture, the Medium-Term Debt Securities and Coupons, if any, of the series, assuming they do not violate any applicable law then binding on the Company, will constitute legal, valid and binding obligations of the Company entitled to the benefits of this Indenture, equally and ratably with all other Securities and Coupons, if any, of such series theretofore issued and then outstanding hereunder, and that the amount of Securities then outstanding under this Indenture, including the Medium-Term Debt Securities of the series, will not exceed the amount at the time permitted by law or this Indenture.

            (d) If the Company shall not have delivered an Officers' Certificate pursuant to the provisions of this paragraph (d) to the Trustee during the immediately preceding 12-month period, an Officers' Certificate stating that the Company is not in default under this Indenture, that the issuance of the Medium-Term Debt Securities and Coupons, if any, of the series will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Company's certificate of incorporation or By-laws or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Company is a party or by which it may be bound or to which it may be subject, that all laws and requirements with respect to the execution and delivery by the Company of the Medium-Term Debt Securities and Coupons, if any, of the series have been complied with and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Medium-Term Debt Securities and Coupons, if any, of the series have been complied with.

            (e) Such other documents as the Trustee shall reasonably request.

      SECTION 302. Form of Medium-Term Debt Securities. The Medium-Term Debt Securities and Coupons, if any, of each series shall be in such forms as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Medium-Term Debt Securities of any series, the Medium-Term Debt Securities and Coupons, if any, of such series shall be substantially in the applicable form or forms set forth in Exhibit A hereto, except with such additions, changes and deletions thereto as may be required to reflect the different provisions thereof as shall be specified as provided in
Section 301.

                                  ARTICLE FOUR

                                 The Securities

      SECTION 401. Form and Denomination. All Securities of any one series and the Coupons appertaining to any Bearer Securities of such series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to in Section 202 or Section 301, as the case may be, and (subject to Section 402) set forth in the Officers' Certificate or Medium-Term Debt Securities Certificate referred to in Section 202 or Section 301, as the case may be, or in any indenture supplemental hereto.

      The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 202 or Section 301, as the case may be. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series denominated in Dollars shall be issuable in denominations of $1,000 and in any integral multiple thereof, if registered, and in denominations of $5,000 if bearer. Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company executing the same may determine with the approval of the Trustee. Each Security shall bear the appropriate legends, if any, as required by U.S. Federal tax law and regulations.

      SECTION 402. Execution, Delivery, Dating and Authentication. The Securities shall be executed on behalf of the Company by a manual or facsimile signature of its Chairman, its President, any of its Vice Presidents, its Treasurer, any Assistant Treasurer, its Secretary or any Assistant Secretary, under its corporate seal reproduced thereon. Any Coupons shall be executed on behalf of the Company by the manual or facsimile signature of any such officer of the Company. In case any of the above referenced officers of the Company who shall have signed any of the Securities or Coupons shall cease to be such officer before the Securities so signed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Securities nevertheless may be authenticated and delivered or disposed of as though the person who signed such Securities and/or Coupons had not ceased to be such officer; and any Securities or Coupons may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Security or Coupon, shall be such officers of the Company, although at the date of the execution of this Indenture any such person was not such officer.

      At any time and from time to time, the Company may deliver Securities of any series, together with any Coupons appertaining thereto, executed by the Company to the Trustee for authentication, together (except in the case of any Medium-Term Debt Securities) with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order (or, in the case of Medium-Term Debt Securities of any series, upon receipt of a Medium-Term Debt Securities Certificate and in accordance with the terms thereof) shall authenticate and make available for delivery such Securities; provided, however, that, unless otherwise specified in the Board Resolution (or, in the case of any Bearer Securities that are Medium-Term Debt Securities in the Medium-Term Debt Securities Certificate) with respect to an Bearer Securities, in connection with its original issuance, no Bearer Security (including any temporary Bearer Security issued pursuant to Section 403 which is not in global form) shall be mailed or otherwise delivered to any location in the United States; and provided further that, unless otherwise specified in the Board Resolution (or, in the case of any Bearer Securities that are Medium-Term Debt Securities, in the Medium-Term Debt Securities Certificate) with respect to such Bearer Securities, such Bearer Security may be delivered in connection with its original issuance only if the Person entitled to receive such Bearer Security (including any temporary Bearer Security issued pursuant to Section 403 which is not in global form) shall have furnished to the Company or any agent, underwriter or selling group member a certificate substantially in the form set forth in Exhibit B.1 to this Indenture, dated no earlier than 15 days prior to the earlier of the date on which such Bearer Security is delivered and the date on which any temporary Security first becomes exchangeable for such Bearer Security in accordance with the terms of such temporary Security and this Indenture. In connection with the original issuance of any Bearer Security and unless otherwise specified in the Board Resolution (or, in the case of any Bearer Securities that are Medium-Term Debt Securities, in the Medium-Term Debt Securities Certificate) with respect to such Bearer Securities, a confirmation substantially in the form set forth in Exhibit B.5 to this Indenture shall be sent to each purchaser thereof. If any Security shall be represented by a definitive global Bearer Security, then, for purposes of this Section and
Section 403, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary global Security shall be deemed to be delivery in connection with its original issuance of such beneficial owner's interest in such definitive global Bearer Security. Except as permitted by Section 405, the Trustee shall not authenticate and make available for delivery any Bearer Security unless all appurtenant Coupons for interest then matured have been detached and canceled.

      The Trustee shall not be required to authenticate Securities of any series if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee, or if the Trustee determines that such action may not lawfully be taken.

      Unless otherwise specified pursuant to Section 301(b)(2), each Registered Security shall be dated the date of its authentication, and each Bearer Security and any Bearer Security in global form shall be dated as of the date of original issuance of the first Security of such series to be issued.

      No Security or Coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for below executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancelation as provided in Section 408 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

      The Trustee's certificate of authentication shall be in substantially the following form:

Dated:

      This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.

                                             THE FIRST NATIONAL BANK OF CHICAGO,
                                             as Trustee

                                             By
                                                --------------------------------
                                                      Authorized Signatory

      SECTION 403. Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order (or, in the case of Medium-Term Debt Securities, receipt of the Medium-Term Debt Securities Certificate with respect to such Medium-Term Debt Securities) the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more Coupons or without Coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced conclusively by their execution of such Securities. Such temporary Securities may be in global form.

      Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company maintained pursuant to Section 1102 in a Place of Payment for such series for the purpose of exchanges of Securities of such series, without charge to the Holder. Upon surrender for cancelation of any one or more temporary Securities of any series (accompanied by any unmatured Coupons) the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like aggregate principal amount of definitive Securities of the same series and of like tenor or authorized denominations; provided, however, that, unless otherwise specified as contemplated by Section 202 or
Section 301, as the case may be, no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; provided further that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 402.

      If temporary Bearer Securities of any series are issued in global form, such temporary global Bearer Securities shall, unless otherwise specified as contemplated by Section 202 or Section 301, as the case may be, be delivered to the London office of a depository or common depository (the "Common Depositary"), for the benefit of Euro-clear and CEDEL S.A., for credit to the respective accounts of the beneficial owners of interests in such Securities (or to such other accounts as they may direct).

      Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities, in aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Company. On or after the Exchange Date such temporary global Security shall be surrendered by the Common Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and make available for delivery, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary global Security shall be in bearer form, registered form, definitive global form or any combination thereof, as specified as contemplated by Section 202 or Section 301, as the case may be, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that, unless otherwise specified as contemplated by
Section 202 or Section 301, as the case may be, upon such presentation by the Common Depositary, such temporary global Security shall be accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euro-clear as to the portion of such temporary global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL S.A. as to the portion of such temporary global Security held for its account then to be exchanged, each in the form set forth in Exhibit B.2 to this Indenture; provided further that definitive Bearer Securities (including a definitive global Bearer Security) shall be delivered in exchange for a portion of a temporary global Security only in compliance with the requirements of Section 402.

      Unless otherwise specified as contemplated by Section 202 or Section 301, as the case may be, the interest of a beneficial owner of Securities of a series in a temporary global Bearer Security shall be exchanged for definitive Bearer Securities of the same series and of like tenor following the Exchange Date when the beneficial owner instructs Euro-clear or CEDEL S.A., as the case may be, to request such exchange on his behalf and delivers to Euro-clear or CEDEL S.A., as the case may be, a certificate substantially in the form set forth in Exhibit
B.1 to this Indenture, dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of Euro-clear, CEDEL S.A., the Trustee, any Authenticating Agent appointed for such series of Securities and any Paying Agent appointed for such series of Securities. Unless otherwise specified as contemplated by Section 202 or Section 301, as the case may be, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euro-clear or CEDEL S.A. The definitive Bearer Securities to be delivered in exchange for any portion of a temporary global Security shall be delivered only outside the United States.

      Until exchanged in full as provided above, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 202 or Section 301, as the case may be, interest payable on a temporary global Bearer Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euro-clear and CEDEL S.A. on such Interest Payment Date upon delivery by Euro-clear and CEDEL S.A. to the Trustee of a certificate or certificates substantially in the form set forth in Exhibit B.3 to this Indenture, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary global Security (or to such other accounts as they may direct) on such Interest Payment Date and who have each delivered to Euro-clear or CEDEL S.A., as the case may be, a certificate substantially in the form set forth in Exhibit

B.4 to this Indenture. Any interest so received by Euro-clear and CEDEL S.A. and not paid as herein provided shall be returned to the Trustee immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company in accordance with Section 1103.

      SECTION 404. Registration, Registration of Transfer and Exchange. The Company shall cause to be kept at an office or agency to be maintained by the Company in accordance with Section 1102 a register (being the combined register of the Security Registrar and all additional transfer agents designated pursuant to Section 1102 for the purpose of registration of transfer of Securities and sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and the registration of transfers of Registered Securities. The First National Bank of Chicago is hereby appointed the initial Security Registrar. At all reasonable times each register maintained by the Security Registrar and any additional transfer agents shall be open for inspection by the Trustee.

      Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained pursuant to Section 1102 for such purpose in a Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor.

      At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive. Unless otherwise specified as contemplated by Section 202 or Section 301, as the case may be, Bearer Securities may not be issued in exchange for Registered Securities.

      At the option of the Holder and unless otherwise specified as contemplated by Section 202 or Section 301, as the case may be, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured Coupons and all matured Coupons in default appertaining thereto. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1102, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

      Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

      Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 202 or Section 301, as the case may be, any definitive global Bearer Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a definitive global Bearer Security are entitled to exchange such interests for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 202 or Section 301, as the case may be, then without unnecessary delay but in any event not later than the earliest date on which such interest may be so exchanged, the Company shall deliver to the Trustee definitive Securities in an aggregate principal amount equal to the principal amount of such definitive global Bearer Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such definitive global Bearer Security shall be surrendered by the Common Depositary or such other depositary or Common Depositary) as shall be specified in the Company Order or Medium-Term Debt Securities Certificate, as the case may be, with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and make available for delivery, in exchange for each portion of such definitive global Bearer Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such definitive global Bearer Security to be exchanged which, unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, as specified as contemplated by Section 202 or Section 301, as the case may be, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 Business Days before any selection of Securities of that series to be redeemed and ending on the relevant Redemption Date; provided further that no Bearer Security delivered in exchange for a portion of a definitive global Security shall be mailed or otherwise delivered to any location in the United States. If a Registered Security is issued in exchange for any portion of a definitive global Bearer Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such definitive global Bearer Security is payable in accordance with the provisions of this Indenture.

      All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

      Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee or any transfer agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar or any transfer agent duly executed, by the Holder thereof or his attorney duly authorized in writing.

      No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 403, 1006 or 1207 not involving any transfer.

      The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 Business Days before any selection of Securities of that series to be redeemed and ending at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities and there is no publication, the day of mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor; provided that such Registered Security shall be simultaneously surrendered for redemption.

      SECTION 405. Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security or Security with a mutilated Coupon appertaining to it is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding with Coupons corresponding to the Coupons, if any, appertaining to the surrendered Security, provided that if such new Security is a Bearer Security, such Security shall be delivered only outside the United States.

      If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or Coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen Coupon appertains (upon surrender to the Trustee of such Security with all appurtenant Coupons not destroyed, lost or stolen), a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen Coupon appertains.

      In case any such mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security or Coupon, pay such Security or Coupon; provided, however, that principal of (and premium, if any) and any interest on Bearer Securities shall, except as otherwise provided in Section 1102, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 202 or Section 301, as the case may be, any interest on Bearer Securities shall be payable only upon presentation and surrender of the Coupons appertaining thereto.

      Upon the issuance of any new Security or Coupon under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Every new Security or Coupon of any series issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security or Coupon shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities or Coupons of that series duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated. destroyed, lost or stolen Securities or Coupons.

      SECTION 406. Payment of Interest; Interest Rights Preserved. Unless otherwise provided as contemplated by Section 202 or Section 301, as the case may be, with respect to any series of Securities, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. At the option of the Company, interest on the Registered Securities of any series that bears interest may be paid by mailing a check to the address of any Holder as such address shall appear in the Security Register.

      Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

            (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record

      Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

            (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

      Subject to the foregoing provisions of this Section and Section 404, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

      SECTION 407. Persons Deemed Owners. Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 404, 406 and 411 and unless otherwise specified as contemplated by Section 202 or Section 301, as the case may be) interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

      Title to any Bearer Security and any Coupons shall pass by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat the Holder of any Bearer Security and the Holder of any Coupon as the absolute owner of such Security or Coupon for the purpose of receiving payment thereof or on account thereof (unless otherwise specified as contemplated by Section 202 or Section 301, as the case may be) and for all other purposes whatsoever, whether or not such Security or Coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

      SECTION 408. Cancelation. All Securities and Coupons surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities and Coupons so delivered shall be promptly canceled by the Trustee. All Bearer Securities and unmatured Coupons held by the Trustee pending such cancelation shall be deemed to be delivered for cancelation for all purposes of this Indenture and the Securities. The Company may at any time deliver to the Trustee for cancelation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancelation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered to the Trustee shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities and Coupons held by the Trustee shall be disposed of in a manner selected by the Trustee unless otherwise directed by a Company Order; provided, however, that the Trustee may, but shall not be required to, destroy such canceled Securities and Coupons.

      SECTION 409. Computation of Interest. Except as otherwise specified as contemplated by Section 202 or Section 301, as the case may be, for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

      SECTION 410. Currency and Manner of Payment in Respect of Securities. The provisions of this Section shall apply to the Securities of any series unless otherwise provided as contemplated by Section 202 or Section 301, as the case may be.

            (a) The following payment provisions shall apply to any Registered Security of any series denominated in a Foreign Currency or any currency unit, including without limitation ECU, except as provided in paragraph
      (b) below:

                  (1) Except as provided in subparagraph (a)(2) or in paragraph
            (e) below, payment of principal of and premium, if any, on such Registered Security will be made at the Place of Payment by delivery of a check in the currency or currency unit in which the Security is denominated on the payment date against surrender of such Registered Security, and any interest on any Registered Security will be paid at the Place of Payment by mailing a check in the currency or currency unit in which such interest is payable (which shall be the same as that in which the Security is denominated unless otherwise provided) to the Person entitled thereto at the address of such Person appearing on the Security Register.

                  (2) Payment of the principal of, premium, if any, and
            interest, if any, on such Security may also, subject to applicable laws and regulations, be made at such other place or places as may be designated by the Company by any appropriate method.

            (b) With respect to any Registered Security of any series denominated in any currency unit, including without limitation ECU, if the following provisions (or any substitute therefor, or addition thereto, not inconsistent with this Indenture) are established pursuant to Section 202 or Section 301, as the case may be, and if the Company has not, before the delivery of the election referred to in clause (1) below, deposited funds or securities in compliance with Section 501 or clause (a)(i) or (if specified pursuant to Section 202 or Section 301, as the case may be) clause (a)(ii) of Section 503, the following payment provisions shall apply to any payment to be made prior to the giving of any notice to Holders of any election to redeem pursuant to Section 1204, except as otherwise provided in paragraphs (e) and (f) below:

                  (1) A Holder of Securities of a series shall have the option to elect to receive payments of principal of, premium, if any, and interest, if any, on such Securities in a currency or currency unit (including Dollars), other than that in which the Security is denominated, such election, as designated in the certificates for such Securities (or as provided by Section 202 or Section 301, as the case may be, or a supplemental indenture hereto with respect to uncertificated securities), shall be made by delivering to the Paying Agent a written election, to be in form and substance satisfactory to the Paying Agent, not later than the close of business in New York, New York, on the day 15 days prior to the applicable payment date. Such election will remain in effect for such Holder until changed by the Holder by written notice to the Paying Agent (but any such written notice must be received by the Paying Agent not later than the close of business on the day 15 days prior to the next payment date to be effective for the payment to be made on such payment date and no such change may be made with respect to payments to be made on any Security of such series with respect to which notice of redemption has been given by the Company pursuant to Article Twelve). Any Holder of any such Security who shall not have delivered any such election to the Paying Agent in accordance with this paragraph (b) will be paid the amount due on the applicable payment date in the relevant currency unit as provided in paragraph (a) of this Section. Payment of principal of and premium, if any, shall be made on the payment date therefor against surrender of such Security. Payment of principal, premium, if any, and interest, if any, shall be made at the Place of Payment by mailing at such location a check, in the applicable currency or currency unit, to the Holder entitled thereto at the address of such Holder appearing on the Security Register.

                  (2) Payment of the principal of, premium, if any, and
            interest, if any, on such Security may also, subject to applicable laws and regulations, be made at such other place or places as may be designated by the Company by any appropriate method.

            (c) Payment of the principal of and premium, if any, and interest, if any, on any Bearer Security will be made, except as provided in Section 403 with respect to temporary global Securities, unless otherwise specified pursuant to Section 202 or Section 301, as the case may be, and/or Section 1001(8), at such place or places outside the United States as may be designated by the Company pursuant to any applicable laws or regulations by any appropriate method in the currency or currencies or currency unit or units in which the Security is payable (except as provided in paragraph (e) below) on the payment date therefor against surrender of the Bearer Security, in the case of payment of principal and premium, if any, or the relevant Coupon, in the case of payment of interest, if any, to a Paying Agent designated for such series pursuant to
      Section 1102.

            (d) Not later than 10 Business Days (with respect to any Place of Payment) prior to each payment date, the Paying Agent shall deliver to the Company a copy of its record of the respective aggregate amounts of principal of, premium, if any, and interest, if any, on the Securities to be made on such payment date, in the currency or currency unit in which each of the Securities is payable, specifying the amounts so payable in respect of Registered Securities and Bearer Securities and in respect of the Registered Securities as to which the Holders of Securities denominated in any currency unit shall have elected to be paid in another currency or currency unit as provided in paragraph (b) above. If the election referred to in paragraph (b) above has been provided for pursuant to Section 202 or Section 301, as the case may be, and if at least one Holder has made such election, then, not later than the fifth Business Day (with respect to any Place of Payment) prior to the applicable payment date the Company will deliver to the Trustee an Exchange Rate Officers' Certificate in respect of the Dollar or Foreign Currency or currency unit payments to be made on such payment date. The Dollar or Foreign Currency or currency unit amount receivable by Holders of Registered Securities denominated in a currency unit who have elected payment in another currency or currency unit as provided in paragraph (b) above shall be determined by the Company on the basis of the applicable Official Currency Unit Exchange Rate set forth in the applicable Exchange Rate Officers' Certificate.

            (e) If a Foreign Currency in which any Security is denominated or payable ceases to be recognized both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, or if ECU ceases to be used within the European Monetary System, or if any other currency unit in which a Security is denominated or payable ceases to be used for the purposes for which it was established, in each case as determined in good faith by the Company, then with respect to each date for the payment of principal of, premium, if any, and interest, if any, on the applicable Security denominated or payable in such Foreign Currency, ECU or such other currency unit occurring after the last date on which such Foreign Currency, ECU or such other currency unit was so used (the "Conversion Date"), the Dollar shall become the currency of payment for use on each such payment date (but ECU or the Foreign Currency or the currency unit previously the currency of payment shall, at the

      Company's election, resume being the currency of payment on the first such payment date preceded by 15 Business Days during which the circumstances which gave rise to the Dollar becoming such currency no longer prevail, in each case as determined in good faith by the Company). The Dollar amount to be paid by the Company to the Trustee and by the Trustee or any Paying Agent to the Holder of such Security with respect to such payment date shall be the Dollar Equivalent of the Foreign Currency or, in the case of a currency unit, the Dollar Equivalent of the currency unit, as determined by the Exchange Rate Agent (which shall be delivered in writing to the Trustee not later than the fifth Business Day prior to the applicable payment date) as of the Conversion Date or, if later, the date most recently preceding the payment date in question on which such determination is possible of performance, but not more than 15 days before such payment date (such Conversion Date or date preceding a payment date as aforesaid being called the "Valuation Date") in the manner provided in paragraph (g) or (h) below.

            (f) If the Holder of a Registered Security denominated in a currency unit elects payment in a specified Foreign Currency or currency unit as provided for by paragraph (b) and such Foreign Currency ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, or if ECU ceases to be used within the European Monetary System, or if another currency unit ceases to be used for the purposes for which it is established, in each case as determined in good faith by the Company, such Holder shall (subject to paragraph (e) above) receivable payment in the currency unit in which the Security is denominated. Each payment covered by an election pursuant to paragraph (b) above shall be governed by the provisions of this paragraph (f) (but, subject to any contravening valid election pursuant to paragraph (b) above, the specified Foreign Currency or ECU or other currency unit shall, at the Company's election, resume being the currency or currency unit, as applicable, of payment with respect to Holders who have so elected, but only with respect to payments on payment dates preceded by 15 Business Days during which the circumstances which gave rise to such currency unit becoming the currency unit of payment, no longer prevail, in each case as determined in good faith by the Company).

            (g) The "Dollar Equivalent of the Foreign Currency" shall be determined by the Exchange Rate Agent as of each Valuation Date and shall be obtained by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Valuation Date.

            (h) The "Dollar Equivalent of the Currency Unit" shall be determined by the Exchange Rate Agent as of each Valuation Date and shall be the sum obtained by adding together the results obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate on the Valuation Date for such Component Currency.

            (i) For purposes of this Section 410 the following terms shall have the following meanings:

                  A "Component Currency" shall mean any currency which, on the
            Conversion Date, was a component currency of the relevant currency unit, including without limitation ECU.

                  A "Specified Amount" of a Component Currency shall mean the number of units (including decimals) which such Component Currency represented in the relevant currency unit, on the Conversion Date or, if ECU and such currency unit is being used for settlement of transactions by public institutions of or within the European Communities or was so used after the Conversion Date, the Valuation

            Date or the last date the currency unit was so used, whichever is later. If after such date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after such date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single currency, and such amount shall thereafter be a Specified Amount and such single currency shall thereafter be a Component Currency. If after such date any Component Currency shall be divided into two or more currencies, the Specified Amount of such Component Currency shall be replaced by specified amounts of such two or more currencies, the sum of which, at the Market Exchange Rate of such two or more currencies on the date of such replacement, shall be equal to the Specified Amount of such former Component Currency and such amounts shall thereafter be Specified Amounts and such currencies shall thereafter be Component Currencies.

                  "Market Exchange Rate" shall mean, as of any date, for any currency or currency unit the noon Dollar buying rate for that currency or currency unit, as the case may be, for cable transfers quoted in New York City on such date as certified for customs purposes by the Federal Reserve Bank of New York or such other rate as may be established pursuant to Section 202 or Section 301, as the case may be. If such rates are not available for any reason with respect to one or more currencies or currency units for which an Exchange Rate is required, the Exchange Rate Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City or in the country of issue of the currency or currency unit in question, or such other quotations as the Exchange Rate Agent shall deem appropriate. Unless otherwise specified by the Exchange Rate Agent, if there is more than one market for dealing in any currency or currency unit by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency or currency unit shall be that upon which a nonresident issuer of securities designated in such currency or currency unit would, as determined in its sole discretion and without liability on the part of the Exchange Rate Agent, purchase such currency or currency unit in order to make payments in respect of such securities.

                  All decisions and determinations of the Exchange Rate Agent regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit and the Market Exchange Rate shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company and all Holders of the Securities and Coupons denominated or payable in the relevant currency or currency units. In the event that a Foreign Currency ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, the Company, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in Section 106 to the Holders) specifying the Conversion Date. In the event the ECU ceases to be used within the European Monetary System, or any other currency unit in which Securities or Coupons are denominated or payable, ceases to be used for the purposes for which it was established, the Company, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in Section 106 to the Holders) specifying the Conversion Date. Any actions taken pursuant to the parentheticals at the end of the first sentence of Section 410(e) and at the end of Section 410(f) shall be promptly set forth in like notices from the Company to the Trustee and then from the Trustee to the Holders (which notice may be mailed with payment to the Holders).

                  Subject to the provisions of Sections 701 and 703, the Trustee shall be fully justified and protected in relying and acting upon information received by it from the Company and the Exchange Rate Agent, and shall not otherwise have any duty or obligation to determine such information independently.

      SECTION 411. Securities in Global Form. If Securities of a series are issuable in global form, as specified as contemplated by Section 202 or Section 301, as the case may be, then, notwithstanding clause (a)(8) of Section 202 or clause (b)(9) of Section 301, as the case may be, and the provisions of Section 401, such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced or increased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order (or, in the case of Medium-Term Debt Securities, the Medium-Term Debt Securities Certificate) to be delivered to the Trustee pursuant to Section 402 or Section 403. Subject to the provisions of Section 402 and, if applicable, Section 403, the Trustee shall deliver and redeliver any Security in definitive global bearer form in the manner and upon written instructions given by the Person or Persons specified therein or in the applicable Company Order (or, in the case of Medium-Term Debt Securities, the Medium-Term Debt Securities Certificate). If a Company Order (or, in the case of Medium-Term Debt Securities, Medium-Term Debt Securities Certificate) pursuant to Section 402 or 403 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

      The provisions of the last sentence of the fifth paragraph of Section 402 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of the fifth paragraph of Section 402.

      Notwithstanding the provisions of Section 406, unless otherwise specified as contemplated by Section 202 or Section 301, as the case may be, payment of principal of and any premium and any interest on any Security in definitive global form shall be made to the Person or Persons specified therein.

      Notwithstanding the provisions of Section 407 and except as provided in the preceding paragraph, the Company, and any agent of the Company may, and the Trustee and any agent of the Trustee, at the direction of the Company, may treat a Person as the Holder of such principal amount of Outstanding Securities represented by a definitive global Security as shall be specified in a written statement of the Holder of such definitive global Security or, in the case of a definitive global Security in bearer form, of Euro-clear or CEDEL S.A. which is produced to the Trustee by such Person; provided, however, that none of the Company, the Trustee, the Security Registrar or any Paying Agent shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                                  ARTICLE FIVE

                           Satisfaction and Discharge

      SECTION 501. Satisfaction and Discharge of Indenture in Respect of Any Series of Securities. This Indenture shall upon Company Request cease to be of further effect with respect to a series of Securities (except as to any surviving rights of (as applicable) registration of transfer or exchange of Securities and Coupons, if any, of such series herein expressly provided for), and the Trustee, at the request and expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such series, when

            (1) either

                  (A) all Securities and Coupons, if any, of such series
            theretofore authenticated and delivered (other than (i) Securities and Coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 405 and
            (ii) Securities and Coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1103) have been delivered to the Trustee for cancelation; or

                  (B) all such Securities and Coupons of such series not
            theretofore delivered to the Trustee for cancelation

                        (i) have become due and payable, or

                        (ii) will become due and payable at their Stated
                  Maturity within one year, or

                        (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

            and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in the currency or currency unit in which such Securities and Coupons of such series are payable sufficient to pay and discharge the entire indebtedness on such Securities and Coupons of such series not theretofore delivered to the Trustee for cancelation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities and Coupons of such series which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

            (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to such series of Securities; and

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the Securities of the series under this Indenture have been complied with.

      Notwithstanding the satisfaction and discharge of this Indenture with respect to a series, the obligations of the Company to the Trustee under Section 707, the obligations of the Trustee to any Authenticating Agent under Section 715 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 502 and the last paragraph of Section 1103 shall survive.

      SECTION 502. Application of Trust Money. Subject to the provisions of the last paragraph of Section 1103, all money deposited with the Trustee pursuant to Sections 501 and 503 (and all money received as payment in connection with U.S. Government Obligations and Foreign Government Securities deposited pursuant to
Section 503) shall be held in trust and applied by it, in accordance with the provisions of the Securities and Coupons, if any, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest, if any, for whose payment such money has been deposited with the Trustee.

      SECTION 503. Satisfaction, Discharge and Defeasance of Securities of Any Series. (a) If this Section is specified, as contemplated by Section 202 or
Section 301, as the case may be, to be applicable to Securities and Coupons, if any, of any series, at the Company's option, either

            (i) the Company will be deemed to have been Discharged (as defined below) from its obligations with respect to Securities and Coupons, if any, of such series or

            (ii) the Company will cease to be under any obligation with respect to such series to comply with any term, provision or condition set forth in (x) Sections 901, 902, 1104 and 1105 or (y) the instrument or instruments setting forth the terms, provisions or conditions of such series pursuant to Section 202 or Section 301, as the case may be (provided, in the case of this subclause (y), that such instrument or instruments specify which terms, provisions or conditions, if any, are subject to this clause (a)(ii) and that no such instrument may specify that the Company may cease to comply with any obligations as to which it may not be Discharged pursuant to the definition of "Discharged").

      (b) A Discharge pursuant to clause (a)(i) above shall be effective with respect to the Securities and Coupons, if any, of such series on the 91st day after the applicable conditions set forth below in (i) and either (ii) or (iii) have been satisfied, and the Company's release from its obligations to comply with certain obligations with respect to such series pursuant to clause (a)(ii) above shall be effective with respect to the Securities and Coupons, if any, of such series on the first day after the applicable conditions set forth below in
(i) and either (ii) or (iii) have been satisfied:

            (i) the Company has:

                 (A) paid or caused to be paid all other sums payable with
            respect to the Outstanding Securities and Coupons, if any, of such series (in addition to any required under clause (b)(ii) or (b)(iii)); and

                 (B) delivered to the Trustee an Officers' Certificate and an
            Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Outstanding Securities and Coupons, if any, of any such series have been complied with;

            (ii) (A) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as a trust fund specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities and Coupons, if any, of such series (1) money in an amount (in such currency, currencies or currency unit or units in which any Outstanding Securities and Coupons, if any, of such series are payable) or (2) in the case of Securities and Coupons, if any, denominated in Dollars, U.S. Government Obligations (as defined below) or, in the case of Securities and Coupons, if any, denominated in a Foreign Currency, Foreign Government Securities (as defined below), which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal (including any premium) and interest, if any, under the Securities and Coupons, if any, of such series, money in an amount or (3) a combination of (1) and (2), which in any case of clauses (1), (2) and (3) is sufficient (in the opinion with respect to (2) and (3) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee) to pay and discharge each installment of principal of (including premium, if any, on), and interest, if any, on, the Outstanding Securities and Coupons, if any, of such series on the dates such installments of interest or principal are due, in the currency, currencies or currency unit or units, in which such Securities and Coupons, if any, are payable;

            (B)(1) no Event of Default or event (including such deposit) which with notice or lapse of time would become an Event of Default shall have occurred and be continuing on the date of such deposit, (2) no Event of Default as defined in clause (5) or (6) of Section 601, or event which with notice or lapse of time or both would become an Event of Default under either such clause, shall have occurred within 90 days after the date of such deposit, and (3) such deposit and the related intended consequence under clause (a)(i) or (a)(ii) above will not result in any default or event of default under any material indenture, agreement or other instrument binding upon the Company or any Subsidiary or any of their properties;

            (C) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Securities and Coupons, if any, of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section 503 and will be subject to Federal income tax in the same amount, in the same manner and at the same times as would have been the case if such option had not been exercised; and

            (D) if the Securities of such series are then listed on the New York Stock Exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such Securities will not be delisted as the result of the Company's exercise of its option under this Section 503;

            (iii) the Company has properly fulfilled such other means of satisfaction and discharge as is specified, as contemplated by Section 202 or Section 301, as the case may be, to be applicable to the Securities and Coupons, if any, of such series.

      (c) Any deposits with the Trustee referred to in clause (b)(ii)(A) above will be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. If any Outstanding Securities and Coupons, if any, of such series are to be redeemed prior to their Stated Maturity, whether pursuant to any mandatory redemption provisions or in accordance with any mandatory sinking fund requirement, the applicable escrow trust agreement will provide therefor and the Company will make arrangements for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

      SECTION 504. Reinstatement. If the Trustee is unable to apply any money, U.S. Government Obligations or Foreign Government Securities in accordance with
Section 501 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities and Coupons, if any, of such series shall be revived and reinstated as though no deposit had occurred pursuant to Section 501 until such time as the Trustee is permitted to apply all such money, U.S. Government Obligations or Foreign Government Securities in accordance with
      Section 501; provided, however, that if the Company has made any payment of interest on or principal of (and premium, if any) on any Securities and Coupons, if any, of such series because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such series of Securities and Coupons, if any, to receive such payment from the money, U.S. Government Obligations or Foreign Government Securities held by the Trustee.

      SECTION 505. Definitions. The following terms, as used in this Article, shall have the following meanings:

            "Discharged" means that the Company will be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities and Coupons, if any, of the series as to which this Section is specified as applicable as aforesaid and to have satisfied all the obligations under this Indenture relating to the Securities and Coupons, if any, of such series (and the Trustee, at the request and expense of the Company, will execute proper instruments acknowledging the same), except
      (A) the rights of Holders thereof to receive, from the trust fund described in Section 503(b)(ii)(A), payment of the principal of (and premium, if any) and the interest, if any, on such Securities and Coupons, if any, when such payments are due, (B) the Company's obligations with respect to such Securities and Coupons, if any, under Sections 404 and 405 (insofar as applicable to Securities of such series), 502, 1102 and 1103 (last paragraph only) and the Company's obligations to the Trustee under
      Section 707, (C) the rights of Holders of Securities of any series with respect to the currency or currency units in which they are to receive payments of principal, premium, if any, and interest, if any, and (D) the rights, powers, trusts, duties and immunities of the Trustee hereunder, will survive such discharge. The Company will reimburse the trust fund for any loss suffered by it as a result of any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or Foreign Government Securities, as the case may be, or any principal or interest paid on such obligations, and, subject to the provisions of
      Section 707, will indemnify the Trustee against any claims made against the Trustee in connection with any such loss.

            "Foreign Government Securities" means, with respect to Securities and Coupons, if any, of any series that are denominated in a Foreign Currency, securities that are (i) direct obligations of the government that issued or caused to be issued such currency for the payment of which obligations its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by such government, which, in either case under clause (i) or (ii), are not callable or redeemable at the option of the issuer thereof.

            "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America, which, in either case under clause (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and will also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

                                   ARTICLE SIX

                                    Remedies

      SECTION 601. Events of Default. "Event of Default" with respect to any series of Securities means each one of the events specified below in this
Section 601, unless it is either inapplicable to a particular series or is specifically deleted or modified in or pursuant to the supplemental indenture, Board Resolution or Medium-Term Debt Securities Certificate establishing such series of Securities:

            (1) default in the payment of any installment of interest upon any of the Securities of such series, as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

            (2) default in the payment of the principal of or premium, if any, on any of the Securities of such series, as and when the same shall become due and payable (subject to clause (3) below) either at maturity, upon redemption, by declaration or otherwise; or

            (3) default in the making of any payment for a sinking, purchase or analogous fund provided for in respect of such series of Securities, as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

            (4) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in respect of the Securities of such series, or in this Indenture contained with respect to such series, for a period of 90 days after the date on which written notice of such failure requiring the Company to remedy the same and stating that such notice is a `Notice of Default' hereunder, shall have been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Securities of such series at the time Outstanding; or

            (5) entry of a decree or order for relief in respect of the Company by a court having jurisdiction in the premises in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

            (6) commencement by the Company of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or consent by the Company to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or for any substantial part of its property, or any general assignment by the Company for the benefit of creditors, or failure by the Company generally to pay its debts as they become due, or the taking by the Company of any corporate action in furtherance of any of the foregoing; or

            (7) any other Event of Default provided with respect to Securities of that series.

      SECTION 602. Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in each and every such case, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series or, in the case of an Event of Default specified in Clause (5) or (6) of Section 601, of all series (voting as a class) with respect to which such Event of Default has occurred and is continuing, may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series, together with accrued interest thereon, if any, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount), together with accrued interest thereon, if any, shall become immediately due and payable.

      At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

            (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                (A) all overdue interest on all Securities of that series,

                (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                (D) in Dollars all sums paid or advanced by the Trustee
            hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

      and

            (2) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 613.

No such rescission shall affect any subsequent default or impair any right consequent thereon,

      SECTION 603. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if

            (1) default shall be made in the payment of any installment of interest on any Security or Coupon as and when the same shall become due and payable, and such default shall have continued for the period of grace provided for with respect to such Security or Coupon, as the case may be,

            (2) default shall be made in the payment of the principal of or premium, if any, on any Security as and when the same shall have become due and payable (subject to clause (3) below), whether at maturity of the Security or upon redemption or by declaration or otherwise, and such default shall have continued for any period of grace provided for with respect to such Security, or

            (3) default shall be made in the payment for any sinking, purchase or analogous fund provided for in respect of any Security as and when the same shall become due and payable, and such default shall have continued for any period of grace provided for with respect to such Security, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities and Coupons, if any, the whole amount then due and payable on such Securities and Coupons, if any, for principal (and premium, if any) and interest, if any, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue installments of interest, if any, at the rate or rates prescribed therefor in such Securities and Coupons, if any, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and Coupons, if any, and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities and Coupons, if any, wherever situated.

      If an Event of Default with respect to Securities and Coupons, if any, of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities and/or Coupons of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

      SECTION 604. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

            (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

            (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 707.

      Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities and/or Coupons or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

      SECTION 605. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities and Coupons, if any, may be prosecuted and enforced by the Trustee without the possession of any of the Securities or Coupons, if any, or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and Coupons, if any, in respect of which such judgment has been recovered.

      SECTION 606. Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and Coupons, if any, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST: to the payment of all amounts due the Trustee under Section 707;

            SECOND: to the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities and Coupons, if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and/or Coupons for principal (and premium, if any) and interest, if any, respectively; and

            THIRD: the balance, if any, to the Person or Persons entitled thereto.

      SECTION 607. Limitation on Suits. No Holder of Securities of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

            (1) an Event of Default with respect to Securities of such series shall have occurred and be continuing and such Holder has previously given written notice to the Trustee of such continuing Event of Default;

            (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series or, in the case of an Event of Default specified in Clause (5) or (6) of Section 601, of all series (voting as a class) with respect to which such Event of Default has occurred and is continuing, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series or, in the case of an Event of Default specified in Clause (5) or (6) of
      Section 601, of all series (voting as a class) with respect to which such Event of Default has occurred and is continuing;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture (including without limitation the provisions of Section 612) to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

      SECTION 608. Unconditional Right of Holders To Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security or any Coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 406) interest, if any, on such Security or Coupon on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

      SECTION 609. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to and determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

      SECTION 610. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and/or Coupons, if any, in the last paragraph of Section 405, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      SECTION 611. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Securities and/or Coupons to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Subject to the provisions of Section 607, every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

      SECTION 612. Control by Holders. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided that

            (1) such direction shall not be in conflict with any rule of law or with this Indenture.

            (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

            (3) subject to the provisions of Section 701, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Trust Officer or Officers of the Trustee, determine that the action so directed would involve the Trustee in personal liability.

      SECTION 613. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

            (1) in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series, or

            (2) in respect of a covenant or provision hereof which under Article Ten cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

      Upon any such waiver, such default shall cease to exist with respect to such series, and any Event of Default with respect to such series arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

      SECTION 614. Undertaking for Costs. All parties to this Indenture agree, and each Holder of a Security and/or Coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on any Security or the payment of interest on any Coupon on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

      SECTION 615. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SEVEN

                                   The Trustee

      SECTION 701. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default,

            (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

      (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

      (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

            (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

            (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Trust Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, given pursuant to Section 612, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

            (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

      SECTION 702. Notice of Defaults. Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit to the

Holders of Securities of such series notice as provided in Section 106 of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Trust Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series; provided further that in the case of any default of the character specified in Section 601(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence of such default. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

      SECTION 703. Certain Rights of Trustee. Subject to the provisions of
Section 701:

            (a) the Trustee may rely and shall be protected in acting or refraining from acting in reliance upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

            (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document;

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or counsel, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or counsel appointed with due care (and, in the case of any agent, with the prior written consent of the Company; provided, however, that the Company's prior written consent shall not be required in connection with the appointment of an agent as a result of or in connection with a default or an Event of Default) by it hereunder; and

            (h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

      SECTION 704. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

      SECTION 705. May Hold Securities. The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities or warrants to purchase Securities and, subject to Sections 708 and 713, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

      SECTION 706. Money Held in Trust. Except as provided in Section 114, money held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

      SECTION 707. Compensation and Reimbursement. The Company agrees

            (1) to pay to the Trustee from time to time in Dollars such compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the Trustee in Dollars upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (3) to indemnify the Trustee in Dollars for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based upon, or measured or determined by, the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

      As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest, if any, on particular Securities.

      When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 601(5) and Section 601(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law. The provisions of this Section shall survive the termination of this Indenture and the resignation or removal of the Trustee.

      SECTION 708. Disqualification; Conflicting Interests. If the Trustee has or shall acquire any conflicting interest, as defined in Section 310(b) of the Trust Indenture Act, with respect to the Securities of any series, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that series in the manner and with the effect provided by, and subject to the provisions of, Section 310(b) of the Trust Indenture Act and this Indenture.

      In the event that the Trustee shall fail to comply with the provisions of the preceding sentence with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit, in the manner and to the extent provided in Section 106, to all Holders of Securities of that series notice of such failure.

      Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of Section 310(b) of the Trust Indenture Act.

      To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest with respect to the Securities of any series by virtue of being Trustee with respect to the Securities of any particular series of Securities other than that series.

      SECTION 709. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee for each series of Securities hereunder which shall be either
(1) a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal or State authority and having a corporate trust office located in The City of New York or (2) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees; in either case having a combined capital and surplus of at least $50,000,000. If such corporation or Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any Person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as trustee for the Securities of any series issued hereunder. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

      SECTION 710. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 711.

      (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 711 shall not have been delivered to the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

      (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

      (d) If at any time:

            (1) the Trustee shall fail to comply with Section 708 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of a series as to which the Trustee has a conflicting interest for at least six months, or

            (2) the Trustee for a series shall cease to be eligible under
      Section 709 and shall fail to resign after written request therefor by the Company or by any Holder of Securities of such series, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 614, any Holder who has been a bona fide Holder of a Security for at least six months (and, in the case of Clause (1) above, who is a holder of a Security of a series as to which the Trustee has a conflicting interest) may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

      (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more of or all such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and such successor Trustee or Trustees shall comply with the applicable requirements of Section 711. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 711, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 711, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

      (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by giving notice of such event to all Holders of Securities of such series as provided by
Section 106. Each notice shall include
the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

      SECTION 711. Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

      (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees cotrustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

      (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

      (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

      SECTION 712. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

      SECTION 713. Preferential Collection of Claims Against Company. (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and Coupons, if any, and the holders of other indenture securities, as defined in Subsection (c) of this Section:

            (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three-month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

            (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three-month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

      Nothing herein contained, however, shall affect the right of the Trustee:

                (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

                (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three-month period;

                (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section, would occur within three months; or

                (D) to receive payment on any claim referred to in paragraph (B)
            or (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

      For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

      If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership for proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or
(ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

      Any Trustee which has resigned or been removed after the beginning of such three-month period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three-month period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

            (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three-month period; and

            (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

      (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this Section;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section.

      (c) For the purposes of this Section only:

          (1) the term "default" means any failure to make payment in full of the principal of (or premium, if any, on) or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

          (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

          (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security; provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

          (5) the term "Company" means any obligor upon the Securities; and

          (6) the term "Federal Bankruptcy Act" means the Bankruptcy Act or Title 11 of the United States Code.

      SECTION 714. Judgment Currency. If, for the purpose of obtaining a judgment in any court with respect to any obligation of the Company hereunder or under any Security or Coupon, it shall become necessary to convert into any other currency or currency unit any amount in the currency or currency unit due hereunder or under such Security or Coupon, then such conversion shall be made at the Conversion Rate (as defined below) as in effect on the date the Company shall make payment to any Person in satisfaction of such judgment. If pursuant to any such judgment, conversion shall be made on a date other than the date payment is made and there shall occur a change between such Conversion Rate and the Conversion Rate as in effect on the date of payment or distribution, the Company agrees to pay such additional amounts (if any) as may be necessary to ensure that the amount paid is the amount in such other currency or currency unit which, when converted at the Conversion Rate as in effect on the date of payment or distribution, is the amount then due hereunder or under such Security or Coupon. Any amount due from the Company under this Section 714 shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Security or Coupon so that in any event the Company's obligations hereunder or under such Security or Coupon will be effectively maintained as obligations in such currency or currency unit. In no event, however, shall the Company be required to pay more in the currency or currency unit stated to be due hereunder or under such Security or Coupon.

      For purposes of this Section 714, "Conversion Rate" shall mean, as of any date, for any currency or currency unit into which an amount due hereunder or under any Security or Coupon is to be converted, the noon buying rate in the other currency or currency unit for that currency or currency unit for cable transfers quoted in New York City on such date as certified for customs purposes by the Federal Reserve Bank of New York. If such rates are not available for any reason with respect to one or more currencies or currency units for which a Conversion Rate is required, the Exchange Rate Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City or in the country of issue of the currency in question, or such other quotations as the Exchange Rate Agent shall deem appropriate. Unless otherwise specified by the Exchange Rate Agent, if there is more than one market for dealing in a currency or currency unit by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency or currency unit shall be that upon which a nonresident issuer of securities designated in such currency or currency unit would, as determined in its sole discretion and without liability on the part of the Exchange Rate Agent, purchase such currency or currency unit in order to make payments in respect of such Securities. If there does not exist a quoted exchange rate in any currency or currency unit (the "First Currency") for another currency unit (the "Second Currency"), then the Conversion Rate for the Second Currency shall be equal to equivalent amount in the First Currency obtained by converting the Specified Amount of each Component Currency of the Second Currency into the First Currency at the Conversion Rate (determined as provided above) for each such Component Currency on such date (or, if the First Currency is a currency unit for which there is no quoted exchange rate in any Component Currency, by converting the Specified Amount of each Component Currency of the Second Currency into the Specified Amount of each Component Currency of the First Currency at the Conversion Rate (determined as provided above) for each such Component Currency on such date).

      SECTION 715. Appointment of Authenticating Agent. The Company may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue or upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 405, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Trustee and shall at all times be a corporation having a combined capital and surplus of not less than the equivalent of $50,000,000 and subject to supervision or examination by Federal, state or District of Columbia authority or the equivalent foreign authority, in the case of an Authenticating Agent who is not organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

      Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent; provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

      An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Company may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Trustee. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Company may appoint a successor Authenticating Agent which shall be acceptable to the Trustee and shall mail, or cause to be mailed, written notice of such appointment by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

      The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

      If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

      This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.

                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        As Trustee

                                        By
                                           -------------------------------------
                                                  As Authenticating Agent


                                        By
                                           -------------------------------------
                                              Authorized [Officer] [Signatory]

      If all the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment or other place where the Company wishes to have Securities of such series authenticated upon original issuance, the Company shall appoint in accordance with this Section an Authenticating Agent (which may be an Affiliate of the Company if eligible to be appointed as an Authenticating Agent hereunder) having an office in such Place of Payment or other place designated by the Company with respect to such series of Securities.

                                  ARTICLE EIGHT

                Holders' Lists and Reports by Trustee and Company

      SECTION 801. Company To Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee:

            (a) semiannually, not later than January 15 and July 15 in each year, a list in such form as the Trustee may reasonably require, of the names and addresses of the Holders of each series of Registered Securities as of the preceding January 1 or July 1, as the case may be, and such information concerning the Holders of Bearer Securities which is known to the Company or any Paying Agent other than the Company; provided, however, that the Company and such Paying Agents shall have no obligation to investigate any matter relating to any Holder of a Bearer Security or a Coupon; and

            (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content, such list to be dated as of a date not more than 15 days prior to the time such list is furnished, and such information concerning the Holders of Bearer Securities which is known to the Company or any such Paying Agent; provided, however, that the Company and such Paying Agents shall have no obligation to investigate any matter relating to any Holder of a Bearer Security or a Coupon;

notwithstanding the foregoing subsections (a) and (b), at such times as the Trustee is the Security Registrar and Paying Agent with respect to a particular series of Securities, no such list shall be required to be furnished in respect of such series.

      SECTION 802. Preservation of Information; Communications to Holders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of each series contained in the most recent list furnished to the Trustee as provided in Section 801 and the names and addresses of Holders of each series received by the Trustee in any capacity as Security Registrar or Paying Agent. The Trustee may destroy any list furnished to it as provided in Section 801 upon receipt of a new list so furnished.

      (b) If three or more Holders of Securities of any series (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

            (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 802(a), or

            (ii) inform such applicants as to the approximate number of Holders of Securities of such series whose names and addresses appear in the information preserved at the time by the Trustee in accordance with
      Section 802(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

      If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Securities of such series whose name and address appear in the information preserved at the time by the Trustee in accordance with
Section 802(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders of such series or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

      (c) Every Holder of Securities or Coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 802(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 802(b).

      SECTION 803. Reports by Trustee. (a) Within 60 days after September 15 of each year commencing with the September 15 occurring after the initial issuance of Securities hereunder, the Trustee shall transmit by mail to the Holders of Securities, as provided in Subsection (d) of this Section, a brief report dated as of such September 15 with respect to any of the following events which may have occurred during the twelve months preceding the date of such report (but if no such event has occurred within such period, no report need be transmitted):

            (1) any change to its eligibility under Section 709 and its qualifications under Section 708;

            (2) the creation of or any material change to a relationship specified in Section 310(b)(1) through Section 310(b)(10) of the Trust Indenture Act;

            (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report;

            (4) any change to the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 713(b)(2), (3),
      (4) or (6);

            (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

            (6) any additional issue of Securities which the Trustee has not previously reported; and

            (7) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 702.

      (b) The Trustee shall transmit by mail to all Holders, as provided in Subsection (d) of this Section, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

      (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each United States stock exchange upon which any Securities are listed, with the Commission and with the Company.

      (d) Reports pursuant to Section 803(a) and 803(b) shall be transmitted by mail (i) to all Holders, as their names and addresses appear in the Security Register, (ii) to all Holders as have, within two years preceding such transmission, filed their names and addresses with the Trustee for such purpose, and (iii) except in the case of reports pursuant to Section 803(b), to all Holders whose names and addresses have been furnished or received by the Trustee pursuant to Sections 801 and 802.

      SECTION 804. Reports by Company. The Company shall:

            (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

            (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time in such rules and regulations;

            (3) transmit by mail to all Holders of Securities, in the manner and to the extent provided in Section 803(d) with respect to reports to be transmitted pursuant to Section 803(a), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraph (1) of
      (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

            (4) promptly notify the Trustee when any Securities are listed on any stock exchange.

                                  ARTICLE NINE

                  Consolidation, Merger, Conveyance or Transfer

      SECTION 901. Company May Consolidate, etc., Only on Certain Terms. The Company shall not consolidate with or merge into any other corporation or convey or transfer all or substantially all its properties and assets as an entirety to any Person, unless:

            (1) the successor Person formed by such consolidation or into which the company is merged or the Person which acquires by conveyance or transfer all or substantially all the properties and assets of the Company as an entirety shall be a corporation, partnership, limited liability company, trust or other entity organized and existing under the laws of the United States of America or any state or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, and premium, if any, and interest, if any, on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed; and

            (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing.

      SECTION 902. Successor Corporation Substituted. Upon any consolidation or merger, or any conveyance or transfer of all or substantially all the properties and assets of the Company as an entirety in accordance with Section 901, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein; and in the event of any such conveyance or transfer, the Company (which term shall for this purpose mean the Person named as the "Company" in the first paragraph of this instrument or any successor corporation which shall have theretofore become such in the manner prescribed in
Section 901) shall be discharged from all liability under this Indenture and in respect of the Securities and may be dissolved and liquidated.

                                   ARTICLE TEN

                             Supplemental Indentures

      SECTION 1001. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities;

            (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

            (3) to add any additional Events of Default with respect to all or any series of the Securities (and, if such Event of Default is applicable to less than all series of Securities, specifying the series to which such Event of Default is applicable);

            (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; to change or eliminate any restrictions on the payment of principal of or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations; provided that any such addition or change shall not adversely affect the interests of the Holders of Securities of any series or any related Coupons in any material respect;

            (5) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is adversely affected by such change in or elimination of such provision;

            (6) to establish the form or terms of Securities of any series as permitted by Sections 202 and 301;

            (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 711(b);

            (8) if allowed under applicable laws and regulations, to permit payment in the United States of principal, premium or interest on Bearer Securities or Coupons, if any;

            (9) to provide for the issuance of uncertificated Securities of one or more series in addition to or in place of certificated Securities;

            (10) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein; or

            (11) to make any other provisions with respect to matters or questions arising under this Indenture; provided such other provisions as may be made shall not adversely affect the interests of the Holders of outstanding Securities of any series in any material respect.

      SECTION 1002. Supplemental Indentures with Consent of Holders. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected by such supplemental indenture (acting as one class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each outstanding Security affected thereby,

            (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 602, or change any Place of Payment where, or the currency, currencies or currency unit or units in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or affect adversely the terms, if any, of conversion of any Security into stock or other securities of the Company or of any other corporation,

            (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture,

            (3) change any obligation of the Company, with respect to Outstanding Securities of a series, to maintain an office or agency in the places and for the purposes specified in Section 1102 for such series, or

            (4) modify any of the provisions of this Section, Section 613 or
      Section 1107, except to increase any such percentage or to provide with respect to any particular series the right to condition the effectiveness of any supplemental indenture as to that series on the consent of the Holders of a specified percentage of the aggregate principal amount of Outstanding Securities of such series (which provision may be made pursuant to Section 202 or Section 301, as the case may be, without the consent of any Holder) or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1107, or the deletion of this proviso, in accordance with the requirements of Section 711(b) and 1001(7).

      For purposes of this Section 1002, if the Securities of any series are issuable upon the exercise of warrants, each holder of an unexercised and unexpired warrant with respect to such series shall be deemed to be a Holder of Outstanding Securities of such series in the amount issuable upon the exercise of such warrant. For such purposes, the ownership of any such warrant shall be determined by the Company in a manner consistent with customary commercial practices. The Trustee for such series shall be entitled to rely on an Officers' Certificate as to the principal amount of Securities of such series in respect of which consents shall have been executed by holders of such warrants.

      A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

      It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

      SECTION 1003. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive (in addition to the opinion which the Trustee is entitled to receive pursuant to Section 202), and (subject to Section 701) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

      SECTION 1004. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

      SECTION 1005. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

      SECTION 1006. Reference in Securities to Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                 ARTICLE ELEVEN

                                    Covenants

      SECTION 1101. Payment of Principal, Premium and Interest. The Company covenants and agrees for the benefit of each series of Securities and Coupons, if any, that it will duly and punctually pay the principal of (and premium, if any, on) and interest. if any, on the Securities and Coupons, if any, of that series in accordance with the terms of the Securities and Coupons, if any, of such series and this Indenture.

      SECTION 1102. Maintenance of Office or Agency. If Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for such series an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. If Securities of a series are issuable as both Registered or Bearer Securities or only as Bearer Securities, the Company will maintain (A) in the Borough of Manhattan, The City of New York, an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related Coupons may be presented or surrendered for payment in the circumstances described in the proviso contained in the last sentence of this first paragraph of Section 1102 (and not otherwise), (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related Coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of that series pursuant to Section 1108); provided, however, that if the Securities of that series are listed on any stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in any required city located outside the United States, so long as the Securities of that series are listed on such exchange, and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States, an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee and the Holders of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Securities of that series may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related Coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to Section 1108) at the London office of the Trustee (or an agent with a London office appointed by the Trustee and acceptable to the Company), and the Company hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands. No payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that, if the Securities of a series are denominated and payable in Dollars, payment of principal of and any premium and interest on any Bearer Security (including any additional amounts payable on Securities of such series pursuant to Section 1108) shall be made at the office of the Company's Paying Agent in the Borough of Manhattan, The City of New York, if (but only if) payment in Dollars of the full amount of such principal, premium, interest or additional amounts, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

      The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee and the Holders of any such designation or rescission and of any change in the location of any such other office or agency.

      SECTION 1103. Money for Securities Payments To Be Held in Trust. If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any, on) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the relevant currency (or a sufficient number of currency units, as the case may be) sufficient to pay the principal (and premium, if any,
on) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

      Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, at or prior to the opening of business on each due date of the principal of (and premium, if any, on) or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

      The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

            (1) hold all sums held by it for the payment of the principal of (and premium, if any, on) or interest, if any, on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in making of any payment of principal (and premium, if any, on) or interest, if any, on the Securities of that series; and

            (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

      The Company may at any time, for the purpose of obtaining the satisfaction and charge of this Indenture or for any other purpose, pay, or by Company Order direct any

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                                       68

Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any, on) or interest, if any, on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security and Coupons, if any, shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense and at the direction of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified herein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company. All moneys payable to the Company by the Trustee or any Paying Agent as provided in the preceding sentence shall be paid to the Company on May 31 of each year.

      SECTION 1104. Limitation on Secured Indebtedness. Unless specified, as contemplated by Section 202 or Section 301, as the case may be, not to be applicable to Securities of any series, this Section shall be applicable to Securities of each series for the benefit of the Securities of such series as long as any Securities of such series are Outstanding (subject to clause (a)(ii) of Section 503, as contemplated by subclause (x) thereof). The Company will not create, assume, incur or guarantee, and will not permit any Restricted Subsidiary to create, assume, incur or guarantee, any Secured Indebtedness without making provision whereby all the Securities shall be secured equally and ratable with (or prior to) such Secured Indebtedness (together with, if the Company shall so determine, any other indebtedness of the Company or such Restricted Subsidiary then existing or thereafter created which is not subordinate to the Securities) so long as such Secured Indebtedness shall be outstanding unless such Secured Indebtedness, when added to (a) the aggregate amount of all Secured Indebtedness then outstanding (not including in this computation Secured Indebtedness if the Securities are secured equally and ratably with (or prior to) such Secured Indebtedness and further not including in this computation any Secured Indebtedness which is concurrently being retired) and (b) the aggregate amount of all Attributable Debt then outstanding pursuant to Sale and Leaseback Transactions entered into by the Company after [date of Indenture], or, entered into by a Restricted Subsidiary after [date of Indenture], or, if later, the date on which it became a Restricted Subsidiary (not including in this computation any Attributable Debt which is concurrently being retired), would not exceed 15% of Consolidated Net Worth.

      SECTION 1105. Limitation on Sale and Leaseback Transactions. Unless specified, as contemplated by Section 202 or Section 301, as the case may be, not to be applicable to Securities of any series, this Section shall be applicable to Securities of each series for the benefit of the Securities of such series as long as any Securities of such series are Outstanding (subject to clause (a)(ii) of Section 503, as contemplated by subclause (x) thereof). The Company will not, and will not permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction unless (a) the sum of (i) the Attributable Debt to be outstanding pursuant to such Sale and Leaseback Transaction, (ii) all Attributable Debt then outstanding pursuant to all other Sale and Leaseback Transactions entered into by the Company after [date of

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                                       69

Indenture], or entered into by a Restricted Subsidiary after [date of Indenture], or if later, the date on which it became a Restricted Subsidiary, and (iii) the aggregate of all Secured Indebtedness then outstanding (not including in this computation Secured Indebtedness if the Securities are secured equally and ratable with (or prior to) such Secured Indebtedness) would not exceed 15% of Consolidated Net Worth or (b) an amount equal to the greater of
(i) the net proceeds to the Company or the Restricted Subsidiary of the sale of the Principal Property sold and leased back pursuant to such Sale and Leaseback Transaction and (ii) the amount of Attributable Debt to be outstanding pursuant to such Sale and Leaseback Transaction, is applied to the retirement of Funded Debt of the Company or any Restricted Subsidiaries (other than Funded Debt which is subordinated to the Securities or which is owing to the Company or any Restricted Subsidiaries) within 180 days after the consummation of such Sale and Leaseback Transaction.

      SECTION 1106. Statement by Officers as to Default. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written certificate signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, stating that:

            (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under such officer's supervision; and

            (2) to such officer's knowledge, based on such review, the Company has fulfilled all its obligations, and has complied with all conditions and covenants, under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, condition or covenant, specifying each such default known to him and the nature and status thereof. For purposes of this Section 1106, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

      SECTION 1107. Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any term, provision or condition set forth in
Section 1104 or Section 1105 if before the time for such compliance the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby shall, by Act of such Holders (acting as one class), either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

      SECTION 1108. Additional Amounts. If the Securities of a series provide for the payment of additional amounts, the Company will pay to the Holder of any Security of such series or any related Coupon additional amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or payment of any related Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

      If the Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each

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                                       70

date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series or any related Coupons who are United States Aliens (as defined in such Securities) without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such Payments to such Holders of Securities or Coupons and the Company will pay to the Trustee or such Paying Agent the additional amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

                                 ARTICLE TWELVE

                            Redemption of Securities

      SECTION 1201. Applicability of Article. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 202 or Section 301, as the case may be, for Securities of any series) in accordance with this Article.

      SECTION 1202. Election To Redeem; Notice to Trustee. If the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notifying the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

      SECTION 1203. Selection by Trustee of Securities To Be Redeemed. If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

      The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

     SECTION 1204. Notice of Redemption. Notice of redemption shall be given not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, as provided in Section 106.

     Each such notice of redemption shall specify the Redemption Date, the Redemption Price, the Place or Places of Payment, that the Securities of such series are being redeemed at the option of the Company pursuant to provisions contained in the terms of the Securities of such series or in a supplemental indenture establishing such series, if such be the case, together with a brief statement of the facts permitting such redemption, that on the Redemption Date the Redemption Price will become due and payable upon each Security redeemed, that payment will be made upon presentation and surrender of the applicable Securities, that all Coupons, if any, maturing subsequent to the date fixed for redemption shall be void, that any interest accrued to the Redemption Date will be paid as specified in said notice, that the redemption is pursuant to the sinking fund, if such is the case, and that on and after said Redemption Date any interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Securities of any series are to be redeemed, the notice of redemption shall specify the registration and, if any, CUSIP numbers of the Securities of such series to be redeemed, and, if only Bearer Securities of any series are to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities, the last date on which exchanges of Bearer Securities for Registered Securities not subject to redemption may be made. In case any Security of any series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the Redemption Date, upon surrender of such Security and any Coupons appertaining thereto, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof and with appropriate Coupons will be issued, or, in the case of Registered Securities providing appropriate space for such notation, at the option of the Holders, the Trustee, in lieu of delivering a new Security or Securities as aforesaid, may make a notation on such Security of the payment of the redeemed portion thereof.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

     SECTION 1205. Deposit of Redemption Price. On or before the opening of business on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own paying Agent, segregate and hold in trust as provided in Section 1103) an amount of money in the relevant currency (or a sufficient number of currency units, as the case may be) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

     SECTION 1206. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all Coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except otherwise provided in Section 1102) and, unless otherwise specified as contemplated by Section 202 or Section 301, as the case may be, only upon presentation and surrender of Coupons for such interest; provided further that, unless otherwise specified as contemplated by Section 202 or Section 301, as the case may be, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 406.

     If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by Coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1102) and, unless otherwise specified as contemplated by Section 202 or Section 301, as the case may be, only upon presentation and surrender of those coupons.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

     SECTION 1207. Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities (with appropriate Coupons) of the same series and Stated Maturity, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered or, in the case of Registered Securities providing appropriate space for such notation, at the option of the Holder, the Trustee, in lieu of delivering a new Security or Securities as aforesaid, may make a notation on such Security of the Payment of the redeemed portion thereof.

                                ARTICLE THIRTEEN

                                  Sinking Funds

     SECTION 1301. Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 202 or Section 301, as the case may be, for Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1302. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

     SECTION 1302. Satisfaction of Sinking Fund Payments with Securities. The Company (1) may deliver Outstanding Securities (including all unmatured Coupons appertaining thereto) of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and the outstanding principal amount thereof credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

     SECTION 1303. Redemption of Securities for Sinking Fund. Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1302 and will also deliver to the Trustee any Securities (including all unmatured Coupons appertaining thereto) to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1203 and cause notice of the redemption thereof to given in the name of and at the expense of the Company in the manner provided in Section 1204. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 1206 and 1207.

                                ARTICLE FOURTEEN

                        Meetings of Holders of Securities

     SECTION 1401. Purposes for Which Meetings May Be Called. A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

     SECTION 1402. Call, Notice and Place of Meetings. (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1401, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London, as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 20 nor more than 180 days prior to the date fixed for the meeting.

     (b) In case at any time the Company, by or pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1401, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 20 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of


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                                       74

Manhattan, The City of New York, or in London, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

     SECTION 1403. Persons Entitled To Vote at Meetings. To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     SECTION 1404. Quorum; Action. The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1402(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened.

     Except as limited by the proviso to Section 1002, and subject to the provisions described in the next succeeding paragraph, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is equal to or less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series. Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related Coupons, whether or not present or represented at the meeting.

     With respect to any consent, waiver or other action which this Indenture expressly provides may be given by the Holders of a specified percentage of Outstanding Securities of all series affected thereby (acting as one class), only the principal amount of Outstanding Securities of any series represented at a meeting or adjourned meeting duly reconvened at which a quorum is present, held in accordance with this Section, and voting in favor of such action, shall be counted for purposes of calculating the aggregate principal amount of Outstanding Securities of all series affected thereby favoring such action.

     SECTION 1405. Determination of Voting Rights; Conduct and Adjournment of Meetings. (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the


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                                       75

right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by
Section 104 to certify to the holder of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

     (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1402(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the outstanding Securities of such series represented at the meeting.

     (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 (or the equivalent thereof) principal amount of the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

     (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1402 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

     SECTION 1406. Counting Votes and Recording Action of Meetings. The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1402 and, if applicable, Section 1404. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        THE WASHINGTON POST COMPANY,

                                        by

                                        ---------------------------
                                        Name:
                                        Title:

[SEAL]

Attest:

--------------------------------
Name:
Title:

                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as Trustee,

                                        by

                                        ---------------------------
                                        Name:
                                        Title:

[SEAL]

Attest:

--------------------------------
Name:
Title:

DISTRICT OF COLUMBIA           )
                               ) ss.:
CITY OF WASHINGTON             )

     On the ___ day of _________, 1998, before me personally came _____________________, to me known, who, being by me duly sworn, did depose and say that he is a _______________ of THE WASHINGTON POST COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                              ----------------------------------------------
                                                Notary Public
                              Name:
                              Notary Public, District of Columbia
                              No.:
                              Qualified in:
                              Commission Expires:

STATE OF NEW YORK              )
                               ) ss.:
COUNTY OF NEW YORK             )

     On the ___ day of __________, 1998, before me personally came ____________________, to me known, who, being by me duly sworn, did depose and say that he or she is a _______________ of THE FIRST NATIONAL BANK OF CHICAGO, one of the corporations described in and which executed the foregoing instrument; that he or she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he or she signed his or her name thereto by like authority.

                              ----------------------------------------------
                                                Notary Public
                              Name:
                              Notary Public, State of New York
                              No.:
                              Qualified in:
                              Commission Expires:

                                                                       Exhibit A

                                                             (Form of Fixed Rate
                                              Security with and without Optional
                                                           Redemption Provision)

(Form of Face of [Note]2/ )

     [Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]3/

No.:

                           THE WASHINGTON POST COMPANY
                                  % [Note] Due

No.:                                                                  CUSIP No.:
                                                                          $

     THE WASHINGTON POST COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the
reverse hereof), for value received, hereby promises to pay to               or
registered assigns, the principal sum of               Dollars, at the office or
agency of the Company in the Borough of Manhattan, The City and State of New
York, on            , in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payments of public and
private debts, and to pay interest, semi-annually on          and        of each
year, on said principal sum at said office or agency, in like coin or currency,
at the rate of        % per annum, from the          or the        , as the case
may be, next preceding the date of this [Note] to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this [Note], or unless no interest has been paid on the [Notes]
due       (as defined on the reverse hereof), in which case from           until
payment of said principal sum has been made or duly provided for.
Notwithstanding the foregoing, if the date hereof is after            or
          as the case may be, and before the following         or         , this
[Note] shall bear interest from such         or        , provided, however, that
if the Company shall default in the payment of interest due on such           or
        , then this [Note] shall bear interest from the next preceding        or
         to which interest has been paid, or, if no interest has been paid on
the [Notes] due           , from.  The interest so payable on any             or
          will subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this [Note] is
registered at the close of business on such          or             , as the
case may be, next preceding such              or            , unless the Company
shall default in the payment of interest due on such interest payment date, in which case such defaulted interest, at the option of the Company, may be paid to the person in whose name this [Note] is registered at the close of business on a special record date for the payment of such defaulted interest established by notice to the registered holders of [Notes] not less than 10 days preceding such special record date or may be paid in any other lawful

----------------

   2/ Bracketed references to "Note" or "Notes" should be changed to reflect the designation of the series of Securities being issued.

   3/ The bracketed language is to be included if the Securities are included within DTC's book-entry system.

manner not inconsistent with the requirements of any securities exchange on
which the [Notes] due        may be listed. Payment of interest may, at the
option of the Company, be made by check mailed to the registered address of the person entitled thereto.

     Reference is made to the further provisions of this [Note] set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This [Note] shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
                                             THE WASHINGTON POST
                                             COMPANY

                                             by
                                               ---------------------------------

     TRUSTEE'S CERTIFICATE
       OF AUTHENTICATION

   This is one of the Securities of the
Series designated herein issued under
the within-mentioned Indenture.

                                             by
                                               ---------------------------------

THE FIRST NATIONAL BANK OF
CHICAGO, as Trustee

by
---------------------------------
     Authorized Signatory

(Form of Reverse of [Note])

         This [Note] is one of a duly authorized issue of unsecured debentures, notes or other evidences of indebtedness of the Company (hereinafter called the "Securities"), of the series hereinafter specified, all issued or to be issued
under an indenture dated as of      , 1998 (hereinafter called the "Indenture"),
duly executed and delivered by the Company to The First National Bank of Chicago, a national banking association, as trustee (hereinafter called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the respective rights and duties thereunder of the Trustee, the Company and the holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest at different rates, may be subject to different redemption provisions, may be subject to different sinking, purchase or analogous funds, may be subject to different covenants and Events of Default and may otherwise vary as in the
Indenture provided. This [Note] is one of a series designated as the    %[Notes]
due      of the Company (hereinafter called the "[Notes] due     ") issued under
the Indenture, limited in aggregate principal amount to $       .

         In case an Event of Default with respect to the [Notes] due       , as
defined in the Indenture, shall have occurred and be continuing, the principal hereof together with interest accrued thereon, if any, may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding of all series to be affected (acting as one class) to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities of such series to be affected; provided, however, that no such supplemental indenture shall, among other things, (i) change the fixed maturity of the principal of, or any installment of principal of or interest on, any Security; (ii) reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof; (iii) impair the right to institute suit for the enforcement of any such payment on or after the fixed maturity thereof (or, in the case of redemption, on or after the redemption date); (iv) reduce the percentage in principal amount of the outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture; (v) change any obligation of the Company, with respect to outstanding Securities of a series, to maintain an office or agency in the places and for the purposes specified in the Indenture for such series; or (vi) modify any of the foregoing provisions or the provisions for the waiver of certain covenants and defaults, except to increase any applicable percentage of the aggregate principal amount of outstanding Securities the consent of the holders of which is required or to provide with respect to any particular series the right to condition the effectiveness of any supplemental indenture as to that series on the consent of the holders of a specified percentage of the aggregate principal amount of outstanding Securities of such series or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each outstanding Security affected thereby. It is also provided in the Indenture that the holders of a majority in aggregate principal amount of the Securities of a series at the time outstanding may on behalf of the holders of all the Securities of such series waive any past default under the Indenture with respect to such series and its consequences, except a default in the payment of the principal of, premium, if any, or interest, if any, on any Security of such series or in respect of a covenant or provision which cannot be modified without the consent of the

Holder of each outstanding Security of the series affected. Any such consent or waiver by the holder of this [Note] shall be conclusive and binding upon such holder and upon all future holders and owners of the [Note] and any [Notes] due which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this [Note] or such other
[Notes] due     .

         No reference herein to the Indenture and no provision of this [Note] or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this [Note] at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

         The Indenture permits the Company to Discharge its obligations with respect to the [Notes] due on the 91st day following the satisfaction of the conditions set forth in the Indenture, which include the deposit with the Trustee of money or U.S. Government Obligations or a combination thereof sufficient to pay and discharge each installment of principal of (including
premium, if any, on) and interest, if any, on the outstanding [Notes] due     .

         If the Company shall, in accordance with Section 901 of the Indenture, consolidate with or merge into any other corporation or convey or transfer all or substantially all its properties and assets as an entirety to any Person, the successor shall succeed to, and be substituted for, the Person named as the "Company" on the face of this [Note], all on the terms set forth in the Indenture.

         The [Notes]        due are issuable in registered form without coupons
in denominations of $1,000 or any integral multiple thereof. In the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, [Notes] due may be exchanged for an equal aggregate principal amount of [Notes] due of other authorized denominations at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, the City and State of New York.

         [The [Notes]      due may be redeemed as a whole, or from time to time
in part, at the option of the Company at any time upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the holders of the [Notes] due at their last registered addresses, all as provided in the Indenture, at the following optional redemption prices (expressed in percentages of the principal amount), together in each case with accrued interest to the date fixed for redemption.

         If redeemed during the twelve-month period beginning

         Year                       Percentage
         ----                       ----------
                                        ]4/

         Upon due presentment for registration of transfer of this [Note] at the office or agency of the Company for such registration in the Borough of Manhattan, the City and State of New York, a new [Note] or [Notes] of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange herefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

---------------------

   4/ Bracketed language to be included in Securities redeemable at the option of the Company.

         Prior to due presentment for registration of transfer of this [Note], the Company, the Trustee and any agent of the Company or the Trustee may deem and treat the registered holder hereof as the absolute owner of this [Note] (whether or not this [Note] shall be overdue) for the purpose of receiving payment of the principal of, premium, if any, and interest on this Note, as herein provided, and for all other purposes, and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, effectively satisfy and discharge liability for moneys payable on this [Note].

         No recourse for the payment of the principal of, premium, if any, or interest on this [Note], or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any [Note], or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         Unless otherwise defined in this [Note], all terms used in this [Note] which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         THIS [NOTE] SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                    EXHIBIT B

                            [FORMS OF CERTIFICATION]

                                   EXHIBIT B.1

                       [FORM OF CERTIFICATE TO BE GIVEN BY
                   PERSON ENTITLED TO RECEIVE BEARER SECURITY]

                                   CERTIFICATE

                           THE WASHINGTON POST COMPANY

                     [Insert title or sufficient description
                         of Securities to be delivered]

       This is to certify that the above-captioned Securities are not being acquired by or on behalf of a United States person, or for offer to resell or for resale to a United States person or any person inside the United States, or, if a beneficial interest in the Securities is being acquired by a United States person, that such United States person is a financial institution as defined in
Section 1.165-12(c)(1)(v) of the United States Treasury Regulations, or is acquiring through a financial institution, and that the Securities are held by a financial institution that has agreed to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder and that it is not purchasing for offer to resell or for resale inside the United States.

       As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States, or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

       We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Securities in bearer form as to all such Securities.

       We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:_________ , 19______
[To be dated on or after
_________________ , 19      the date
determined as provided in the Indenture)]

                                      [Name of Person Entitled to Receive Bearer
                                      Security]

                                      ----------------------------------
                                            (Authorized Signatory)
                                      Name:
                                      Title:

                                   EXHIBIT B.2

                 [FORM OF CERTIFICATE TO BE GIVEN BY EURO-CLEAR
                                 AND CEDEL S.A.
                IN CONNECTION WITH THE EXCHANGE OF A PORTION OF A
                           TEMPORARY GLOBAL SECURITY]

                                   CERTIFICATE

                           THE WASHINGTON POST COMPANY

                     [Insert title or sufficient description
                         of Securities to be delivered]

       This is to certify with respect to $_______ principal amount of the above-captioned Securities (i) that we have received from each of the persons appearing in our records as persons entitled to a portion of such principal amount (our "Qualified Account Holders") a certificate with respect to such portion substantially in the form attached hereto and (ii) that we are not submitting herewith for exchange any portion of the temporary global Security representing the above-captioned Securities excepted in such certificates.

       We further certify that as of the (date hereof we have not received any notification from any of our Qualified Account Holders to the effect that the statements made by such Qualified Account Holders with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

Date:
[To be dated no earlier
than the Exchange Date]

                                           [MORGAN GUARANTY TRUST
                                           COMPANY OF NEW YORK, BRUSSELS
                                           OFFICE, as Operator of the Euro-clear
                                           System]
                                           [CEDEL S.A.]

                                           By
                                             --------------------------------

                                   EXHIBIT B.3
                 [FORM OF CERTIFICATE TO BE GIVEN BY EURO-CLEAR
                            AND CEDEL S.A. TO OBTAIN
                       INTEREST PRIOR TO AN EXCHANGE DATE]

                                   CERTIFICATE

                           THE WASHINGTON POST COMPANY

                           [Insert title or sufficient
                           description of Securities]

         We confirm that the interest payable on the Interest Payment Date on [Insert Date] will be paid to each of the persons appearing in our records as being entitled to interest payable on such date from whom we have received a written certification, dated not earlier than such Interest Payment Date, substantially in the form attached hereto. We undertake to retain certificates received from our member organizations in connection herewith for four years from the end of the calendar year in which such certificates are received.

         We undertake that any interest received by us and not paid as provided above shall be returned to the Trustee for the above Securities immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid by such Trustee to the above issuer at the end of two years after such Interest Payment Date.

Date:____________ , 19_______
[To be dated on or after the
relevant Interest Payment Date]

                                           MORGAN GUARANTY TRUST
                                           COMPANY OF NEW YORK, BRUSSELS
                                           OFFICE, as Operator of the Euro-clear
                                           System]
                                           [CEDEL S.A.]

                                           By
                                             --------------------------------

                                   EXHIBIT B.4
              [FORM OF CERTIFICATE TO BE GIVEN BY BENEFICIAL OWNERS
                  TO OBTAIN INTEREST PRIOR TO AN EXCHANGE DATE]

                                   CERTIFICATE

                           THE WASHINGTON POST COMPANY

                           [Insert title or sufficient
                           description of Securities]

       This is to certify that as of the Interest Payment Date on [Insert Date] and except as provided in the third paragraph hereof, the above-captioned Securities held by you for our account are not beneficially owned by a United States person, and have not been acquired by or on behalf of a United States person, or for offer to resell or for resale to a United States person or any person inside the United States, or, if any of such Securities held by you for our account are beneficially owned by a United States person, (i) such United States person is a financial institution within the meaning of Section 1.165-12(c)(1)(v) of the United States Treasury Regulations purchasing for its own account or has acquired such Securities through a financial institution and
(ii) such Securities are held by a financial institution that has agreed to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder and that it did not purchase for offer to resell or for resale inside the United States.

       As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

       This certificate excepts and does not relate to U.S. $          principal
amount of the above-captioned Securities appearing in your books as being held for our account as to which we are not yet able to certify and as to which we understand interest cannot be credited unless and until we are able to so certify.

       We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Date:____________ , 19______
[To be dated on or after
the 15th day before the
relevant Interest Payment Date]

                                            [Name of Person Entitled to Receive
                                            Interest]


                                            ------------------------------------
                                            (Authorized Signature)
                                            Name:
                                            Title:

                                   EXHIBIT B.5
                       [FORM OF CONFIRMATION TO BE SENT TO
                        PURCHASERS OF BEARER SECURITIES]

  By your purchase of the securities referred to in the accompanying continuation (the "Securities"):

      You represent that you are not a United States person or, if you are a United States person, you are a financial institution as that term is defined in
Section 1.165-12(c)(1)(v) of the United States Treasury Regulations, or are acquiring through a financial institution, and that the Securities will be held by a financial institution that agrees to comply with the requirements of
Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder and are not purchasing the Securities on behalf of any United States person other than such a financial institution or for offer to resell or for resale inside the United States.

      If you are a dealer, (a) you also represent that you have not offered, sold or delivered, and agree that you will not offer, sell, resell or deliver, any of such Securities, directly or indirectly, in the United States or to any United States person other than such a financial institution and (b) you agree that you will deliver to all purchasers of such Securities from you a written statement in this form.

      As used herein, "United States" means the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction and "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States and an estate or trust the income of which is subject to United States Federal income taxation regardless of its source.